UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference (registered trademark)

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September 30, 2003

Annual Report

Calvert Social

Investment Fund

Table of Contents

Chairman's Letter

2

President's Letter

5

Portfolio Management Discussion

6

Independent Auditors' Report

23

Schedules of Investments

24

Notes to Schedules of Investments

56

Statements of Assets and Liabilities

57

Statements of Operations

60

Statements of Changes in Net Assets

62

Notes to Financial Statements

71

Financial Highlights

80

Explanation of Financial Tables

98

Trustee and Officer Information Table

100

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Dear Shareholder,

This past year has seen financial markets rebound, providing good returns across many of our portfolios. Much of this rebound is attributable to the easy money policies of the Federal Reserve and cost-cutting programs within companies. The consumer income gains from tax cuts and mortgage refinancings have also given a temporary boost to the economy. Concerns remain, however, as to whether stock market gains can continue without sustained economic growth.

Continued sluggish or non-existent job growth hindered markets, while productivity gains have been the big positive. While some have blamed low-wage countries such as China for job losses, I believe this explanation is short sighted and simplistic. I believe that America continues to be challenged by an inappropriate response to emerging global realities. A unilateral, self-interested approach to a range of issues from global warming to trade issues to the war in Iraq has compromised US global leadership while other regions of the world, particularly Asia, are proceeding to heal old wounds and work to build their regional economies. The Group of 22 lesser-developed countries at the failed Doha round of trade negotiations expressed their exasperation by walking out. Although the walkout may hurt them in the short run, they have raised an important long-term issue about the need for better world leadership and cooperation.

In my view

America needs to invest in our social infrastructures, such as education, job training, and primary health care.  In the area of energy, we need to find solutions that will reduce our reliance on foreign oil in particular and fossil fuels more generally. Today's job situation confounds me when there is so much valuable work to be done in these areas with initiatives that could fuel a positive, self-perpetuating cycle to enhance America's vitality. Instead, we continue to pursue unsustainable levels of consumption while amassing private and public debt, which will only further constrain our options in the future.

In the midst of these developments, your Fund continues its models of social investing, demonstrating how the private sector can learn and grow with best practices that enhance quality of life while providing decent financial returns to investors.

Shareholder Activism

The objective of our shareholder activism is to move companies that are already performing in a more socially responsible manner than their industry peers to a higher level of corporate responsibility. I'd like to highlight several recent results of Calvert's shareholder activism. First, two major pharmaceutical companies have agreed to amend and post their ethical policies regarding clinical research trials conducted in developing countries. Often, indigenous populations participating in these trials are not given adequate information about potential health risks or are promised but not given health care and drugs in exchange for their participation in the trials.

Second, in the area of board diversity, two of our portfolio companies agreed to adopt key language from Calvert's model board diversity charter. The charter reflects our belief that boards of directors should look like America, rather than a small slice of America. We have encouraged all companies in the Calvert Social Index to adopt this model language.

We have also achieved significant results with resolutions we have taken to vote at annual shareholder meetings. For example, we received 12% support on a resolution seeking inclusive diversity policies at Alltel Corporation and a remarkable 63% on a resolution for staggered board tenures at Gillette. In general, vote counts for active shareholders like Calvert have been much higher this year than in the past. For us, this is in part the result of our greater attention to making a strong business case for each resolution. We have become more effective in positioning our point of view in the context of shareholders' financial interests.

At any moment, we may have a few dozen major "dialogues" going on with companies in our various Funds. For example, we are asking Weyerhaeuser to establish a policy prohibiting the harvest of and trade in products from primary and old-growth forests. In another dialogue, Calpine has agreed to work with Indian tribes in the area of its proposed geothermal power plant to avoid destroying sacred sites. And we continue to work with Dell, Hewlett Packard, and other computer manufacturers to establish and improve responsible computer recycling programs and to implement designs that avoid incorporating hazardous substances in new computers.

Calvert also revamped its own proxy-voting guidelines in an effort to truly marry corporate social responsibility and corporate governance. You can review these new guidelines on the Calvert Web site, www.calvert.com.

Special Equities

This was an active year for our Special Equities program, which invests monies in private companies to promote the core values of the Fund while seeking venture-capital-like returns.

Among our new investments were Plethora Technology -- a minority founded, owned, and managed company with cutting-edge software for secure remote computing -- and Dragonfly Media, a company that is building a network of progressive, community-based monthly magazines.

You may be aware of Flu-Mist, a nasal flu vaccine for children and the aged, that is now on the market. This technology was developed by one of our earlier Special Equities companies, on which the Fund earned both strong social and financial returns.

Community Investments

As you know, your Fund invests one percent of assets in community loan funds at below-market rates to foster social equity and development. The program is managed through Calvert Social Investment Foundation.  Two examples of recent investments by the Foundation illustrate the range and results of these efforts.

The Chicago Community Loan Fund concentrates its lending activity with organizations in low- and moderate-income communities where the majority of residents are minorities. Among these organizations, executive leadership is 50% female. Eighty-eight percent of end-use borrowers have household incomes at or below 80% of area median income. The client population is diverse, with 60% African American, 14% Caucasian, 24% Latino, and 2% Asian residents. One borrower, Carol White, says of the home loan she has received, "I have [rented] on this block for 15 years and I can't wait to move into my dream home."

The Low Income Investment Fund (LIIF), which is based in California, focuses on housing and community development strategies. One of LIIF's construction loan efforts made possible the Camino Nuevo Charter Academy, a kindergarten-grade five school providing a quality education in a safe learning environment for children formerly receiving substandard education simply because the school system could not afford to provide basic academic necessities.

Calvert

In an effort to expand Calvert's social vision and strategic leadership and move the field of socially responsible investing forward, we created a new position of Senior Advisor for Strategic Social Policy. Joe Keefe will work with Calvert in developing the direction and focus of social policy.   The Fund board is very pleased with this staffing and to acknowledge the resource commitment of Calvert Asset Management, a private company, in meeting your Fund's social objectives. In acknowledgement of our growth, Calvert also created a new position of Senior Vice President and Chief Investment Officer, Equities. Steve Falci, CFA, is charged with evaluating and monitoring the performance of Calvert's socially-screened equity products and identifying products to expand Calvert's line-up. Mr. Falci is formerly Senior Portfolio Manager at Mellon Equity Associates.

We believe that you can be proud of your Fund investment, for which we again thank you.

Sincerely,

/s/D. Wayne Silby,

Chairman

November 2003

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices. Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter. At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing. This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base. We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers who will work closely with our Social Research Department. We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Portfolio Management Discussion

James O'Boyle and Tom Dailey

of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2003, CSIF Money Market Portfolio shares returned 0.63% versus 0.56% for the Lipper Money Market Funds Average.

Investment Climate

It appears that the US economy has been experiencing growth in most areas except labor as a result of the combination of low interest rates, federal tax cuts, and a weak dollar. We believe that consumer spending continued to be the main driver of the economy; however, without an increase in jobs, any economic growth will be hard pressed to maintain impetus.

At the beginning of the period, the spread between one-month London Interbank Offered Rate (LIBOR) and 12-month LIBOR was 0.09%, indicating that the market was anticipating the Fed would keep the Fed funds rate low for some time.

During the last three months of the period, the spread widened to 0.37% as 12-month LIBOR was at its high for the quarter at 1.49% on September 3rd. However, it appears that by month-end a weak payroll report in the beginning of September reduced the spread between one-month LIBOR and twelve-month LIBOR to 0.18%, indicating that the market believed the Fed would remain on the sidelines.

Money Market Portfolio Statistics

September 30, 2003

Investment Performance
	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Money Market Portfolio	0.23%	0.63%
Lipper Money Market Funds Avg.*	0.21%	0.56%

Maturity Schedule
	Weighted Average
	9/30/03	9/30/02
	39 days	49 days

Average Annual Total Returns

One year	0.63%
Five year	3.34%
Ten year	3.98%
Since inception	5.51%
(10/21/82)

Total return assumes reinvestment of dividends.

Past performance is no guarantee of future results.

* Source: Lipper Analytical Services, Inc.

Portfolio Strategy

We continued to balance our short-term purchases with purchases of government agency securities in the 12- to 13-month range. Our short-term purchases focused on weekly variable-rate demand notes, which should reset upward quickly when the Fed begins to raise rates. At the same time, we continued our purchases of longer government agencies to protect the Portfolio's yield if the Fed remains on the sideline for an extended period.

Outlook

Recent economic data has been mixed and consumer confidence fell to 76.80 in September, its lowest level since the 61.40 low for the period in March of this year. The Fed position appears to indicate that it will keep target short-term interest rates low to spur economic growth. Therefore, we will continue our current strategy as we believe the Fed will remain on the sidelines for an extended period.

November 2003

Balanced Portfolio Statistics

September 30, 2003

Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	11.87%	15.28%
Class B	11.26%	14.06%
Class C	11.22%	14.02%
Class I**	12.03%	15.72%
Lehman Aggregate Bond Index TR*	2.35%	5.41%
Lehman U.S. Credit Index*	4.65%	10.47%
Russell 1000 Index*	19.21%	25.14%
Lipper Balanced Funds Avg*	12.59%	15.87%

Ten Largest Long-Term Holdings

	% of Net Assets
Microsoft Corp.	2.1%
Pfizer, Inc.	1.6%
Johnson & Johnson	1.5%
International Business Machines Corp.	1.5%
Sovereign Bancorp., Inc.,
12.18%, 6/30/20	1.4%
Intel Corp.	1.4%
Cisco Systems, Inc.	1.4%
American International Group, Inc.	1.3%
LCOR Alexandria LLC,
6.625%, 9/15/19	1.2%
American Public Energy Agency
Gas Supply Revenue Bonds,
6.875%, 12/1/04	1.2%
Total	14.6%

Portfolio Management Discussion

John Nichols,

Vice President of Equities

Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2003, Calvert Social Investment Fund Balanced Portfolio's Class A shares produced a total return of 15.28%. The Russell 1000, a measure of stock market performance, returned 25.14%, and the Lehman Aggregate Bond Index TR, a measure of the performance of bonds, returned 5.41%. A blend of these indices, weighted in the same way that stocks and bonds are weighted in the Fund, would have produced a total return of 17.25% for the period.

Investment Climate

Over the course of the past year, markets have taken on a decidedly different tone. Both stock and bond markets have been able to produce positive total returns, offering equity investors a respite from the ravages of the bear market. Investors in both stocks and bonds tended to show a more distinct disposition towards assuming more risk in their portfolios. Low interest rates with stable Fed monetary policy, stimulative U.S. fiscal policy, and modestly improving economic news combined to produce an environment in which investors appear to be more optimistic. As often happens in the early stages of a market recovery, investors expressed a preference for more speculative opportunities. In such an environment, high quality investments, whether stocks or bonds, tend to underperform lower quality investments. Some of the best-performing stocks were those with weak histories and weak prospects, stocks of companies that had been beaten down by the recession and the bear market. Junk bonds were among the best performers in the bond market.

US equity markets appear to have hit a low point on October 9, 2002, as the Russell 1000 bottomed out at 410.52. Virtually every other major U.S. equity index found a cyclical low point on that date. By the end of September 2003, the Russell 1000 had risen to 532.15, producing a total return, including the re-investment of dividends, of 25.14%.  Small- and mid-cap stocks performed the best, though, with the Russell Mid Cap Index up 32.63% and the Russell 2000, a measure of small-cap stock performance, up 36.50% for the year ended September 30, 2003. This better performance of smaller stocks relative to larger is consistent with the general trend of investors taking on more risk. Similarly, growth stocks tended to outperformed value stocks over the period, with the difference between growth and value returns widening as one moved from large- to small-caps.

Although bond returns haven't been as robust as stock returns over the past year, performance there has been a strong positive as well. The character of bond market returns reflects the change in investor perspective evident in the performance of stocks. Throughout the equity bear market, US Treasury bonds generally outperformed corporate bonds of similar maturity. As equity investors decided to take on more risk, bond investors did so as well, shifting from Treasuries to corporate bond issues. This process of credit-yield-spread narrowing is clearly evident, as the Lehman US Treasury index returned 3.26% for the 12-month period, while the Lehman US Credit Index, a measure of investment-grade corporate bond performance was up 10.47%. High-yield, or junk bonds, as measured by the Lehman U.S. Corporate High Yield index, produced a total return of 29.28%.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period June 30, 2003 through September 30, 2003.

* Source: Lipper Analytical Services, Inc.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Balanced Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	9.75%
Five year	0.36%
Ten year	5.18%
Since inception	8.77%
(10/21/82)
Class B Shares
One year	9.06%
Five year	0.06%
Since inception	(0.89%)
(4/1/98)
Class C Shares
One year	13.02%
Five year	0.30%
Since inception	4.77%
(3/1/94)

Balanced Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class I Shares*
One year	15.72%
Since inception	(0.43%)
(3/1/99)

Asset Allocation
Stocks	60%
Bonds	39%
Cash & Cash Equivalents	1%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[See Attached BALANCED PORTFOLIO LINE GRAPH]

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through September 30, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The Fund changed its primary benchmark to the Russell 1000 Index when SSgA Funds Management began as a new subadvisor effective March 2002. Earlier subadvisor changes occurred in July 1995.

Past performance is no guarantee of future results.

Portfolio Strategy

Throughout the period, the Portfolio's allocation between stocks and bonds stayed relatively on track compared to our long-term policy of investing 60% of assets in stocks and 40% in bonds.

The investment process used by our equity portfolio managers relies heavily on solid fundamentals as the basis for identifying superior investment opportunities. We favor higher quality and larger-cap stocks. The speculative tone of markets over the period, primarily rewarding low quality and smaller-cap issues, did not favor such an approach.

The Portfolio's equity investment is diversified across a broad number of economic sectors, with four sectors accounting for the bulk of the equity investments. These four sectors -- Technology, Health Care, Consumer Discretionary and Financial Services -- are the largest sectors in the Russell 1000 as well. The Technology sector was the best-performing sector in the market for the year. Here, the speculative tone of the market was particularly evident. The Fund's over-weighting of the sector relative to the Russell 1000 provided a solid boost to the equity portfolio's relative return. The biggest disappointments came from the Health Care sector, particularly from investments in the Drug and Pharmaceutical industry group. The two remaining prime sectors -- Financial Services and Consumer Discretionary -- performed more in line with the overall Index return. The Portfolio's holdings in these sectors underperformed the sectors in the Index, creating a drag on the equity portfolio's relative performance for the period.

The Portfolio's investments in bonds are focused more on investment-grade corporate bonds than US Treasuries and government agencies. Thus, our bond portfolio benefited from a credit-spread-narrowing environment in which riskier assets outperformed. As interest rates continued to decline throughout the early stages of the period, we lessened the overall market risk of the bond portfolio, as measured by the portfolio's duration, and improved the overall credit quality of the portfolio by selling lower-rated bonds and replacing them with higher-rated issues. While the decline in interest rates persisted longer than we expected, and reached lower rates than we expected, this policy served investors well when rates rose quickly later in the period.

Outlook

The bounce-back in performance for U.S. equities after the dismal second and third quarters of 2002 looks to us like the first leg of a new bull market for equities. Bonds, on the other hand, appear to us to be richly valued. Credit spreads for corporate bonds appear too narrow considering the inherent risks of owning corporate bonds, and mortgage securities offer too little yield for the volatility that market segment experiences. For good news to continue for both markets, investors will need to see some evidence that their optimism was warranted. We believe that speculative markets cannot be sustained and credit problems avoided in the absence of improving fundamentals. In the long run, investors demand tangible proof that the companies in which they invest produce financial and economic profits. With stimulative monetary policy (low interest rates) and stimulative fiscal policy (federal budget deficits and tax cuts), policy makers appear to be making concerted efforts to bolster economic growth.

November 2003

Portfolio Management Discussion

Greg Habeeb

and Matt Nottingham

of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2003, the Portfolio's Class A shares returned 8.20%, outperforming the Lehman Aggregate Bond Index TR by 279 basis points and the Lipper Corporate Debt Funds A Rated Average by 197 basis points.

Outperformance was primarily due to favorable credit selection, underweights to Treasury and mortgage- backed securities, opportune duration management, and relative-value trading.

Investment Climate

Overall, the investment climate for stocks and for bonds, particularly non-Treasuries, was very favorable for investors. Even though few would describe the current state of the economy as robust, it appears that many investors believe that the worst times are behind us. The corporate bond market has continued a rally that started about a year ago, with corporate bond yields relative to Treasuries narrowing to levels not seen since 1997. This can be seen in the Lehman US Credit Index, comprising corporate issues, exceeding the Lehman Aggregate Index.

Bond Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	5.51%	8.20%
Class B	4.99%	7.13%
Class C	5.00%	7.21%
Class I	5.81%	8.74%
Lehman Aggregate Bond Index TR	2.35%	5.41%
Lehman U.S. Credit Index	4.65%	10.47%
Lipper Corporate Debt Funds A Rated Avg.	2.84%	6.23%

Maturity Schedule
	Weighted Average
	9/30/03	9/30/02
	12 years	11 years

SEC Yields
	30 days ended
	9/30/03	9/30/02
Class A	3.33%	4.56%
Class B	2.58%	3.81%
Class C	2.59%	3.80%
Class I	4.03%	5.36%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	4.11%
Five year	5.87%
Ten year	5.81%
Since inception	7.80%
(8/24/87)

Bond Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class B Shares
One year	3.20%
Five year	5.55%
Since inception	5.66%
(4/1/98)

Class C Shares
One year	6.21%
Five year	5.45%
Since inception	5.47%
(6/1/98)

Class I Shares
One year	8.74%
Since inception	8.95%
(3/31/00)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[See attached BOND PORTFOLIO LINE GRAPH]

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.  The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.  Past performance is no guarantee of future results.

Portfolio Strategy

Our strategy has been to sell corporate bonds into this rally and replace them primarily with higher-rated securities such as insured taxable municipal bonds, which often trade more cheaply than corporates in spite of similar ratings. The result is that we have upgraded the credit quality of the Portfolio to the highest level since 1997. The average credit rating of the CSIF Bond Portfolio is AA (at September 30, 2003).

We also sought to lower our risk exposure by liquidating larger high-yield positions and replacing them with a more diversified selection of high-yield names.

Outlook

It's our belief that the prices of many non-Treasury bonds are fair to rich. Mortgages don't seem to offer enough yield compensation for what has been a very volatile period for interest rates.  Corporate bond yields are too low relative to Treasuries to offer enough protection from the inherent credit risk of owning these securities. In both cases, we believe that lighter weightings in the categories are appropriate. Fortunately, we have found enough taxable municipals at cheaper prices than both corporates and mortgages that should result in outperformance of both classes, especially if the investment climate turns unfavorable. In general, we will continue to maintain a defensive posture until we see signs of significant improvement and growth in our economy.

November 2003

Portfolio Management Discussion

Dan Boone

of Atlanta Capital Management Company

Performance

CSIF Equity Portfolio Class A shares returned a solid 23.56% for the one-year period ended September 30, 2003. While the S&P 500 Index and Lipper Multi-Cap Core Funds Average did slightly better, at 24.37% and 23.86%, respectively, we feel very good about capturing over 95% of the upside given our high quality portfolio.

Our portfolio management team has now completed its fifth year as the Portfolio's investment subadvisor. During this time, Class A shares had an average annual return (at NAV) of  10.76% as compared to 1.00% for the S&P 500 Index and 4.11% for the Lipper Multi-Cap Core Funds Average.  This performance ranks the Portfolio in the top 11% of our category.

We have made a good start towards our original goal of achieving above-average returns through investing in companies that meet socially responsible criteria. In fact, we believe that socially responsible companies offer a superior universe from which to build long-term portfolios. The social screens helped us avoid not only the bankruptcies, but also almost all of the companies with ethical or accounting problems that have come to light over the past few years. Atlanta Capital's disciplines of investing in companies with established earnings records and pursuing independent fundamental analysis contributed to this record.

Equity Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	16.46%	23.56%
Class B	15.99%	22.50%
Class C	16.03%	22.56%
Class I	16.82%	24.24%
S&P 500 Index Mthly. Reinvested	18.44%	24.37%
Lipper Multi-Cap Core Funds Avg	20.35%	23.86%

Ten Largest Stock Holdings

	% of Net Assets
Cisco Systems, Inc.	3.4%
Microsoft Corp.	3.1%
Pfizer, Inc.	2.9%
American International Group, Inc.	2.6%
Dell, Inc.	2.6%
Amgen, Inc.	2.5%
Emerson Electric Co.	2.4%
Wellpoint Health Networks, Inc.	2.3%
Home Depot, Inc.	2.3%
Intel Corp.	2.2%
Total	26.3%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics

September 30,2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	17.69%
Five year	9.69%
Ten year	8.21%
Since inception	7.96%
(8/24/87)

Class B Shares
One year	17.44%
Five year	9.54%
Since inception	3.75%
(4/1/98)

Equity Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class C Shares
One year	21.56%
Five year	9.78%
Since inception	7.45%
(3/1/94)

Class I Shares
One year	24.24%
Since inception	4.82%
(11/1/99)

Asset Allocation
Stocks	97%
Notes	2%
Cash & Cash Equivalents	1%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[See Attached EQUITY PORTFOLIO LINE GRAPH]

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Investment Climate

What a difference a year makes! We have much to celebrate. First and foremost, the long and difficult bear market appears over. The bubbles in the economy and the markets have corrected, and we are well established in what we believe is at least a cyclical bull market.

Portfolio Strategy

Over the past 12 months, our decision to overweight the Information Technology sector was a significant benefit to the Portfolio. A year ago, Technology was extremely unpopular, and Wall Street was very negative about the outlook for this sector. We saw an opportunity because we believe that America's long-term competitive advantage is based on knowledge: workers armed with better, faster and deeper information. We felt confident that spending on technology would resume and that Technology would continue to be a significant growth sector of the economy.

We hedged our investments by buying the leaders in different technology industries and seeking strong balance sheets. In fact, most of our technology companies have net cash on the balance sheet -- that is, cash in excess of debt. Our Technology investments soared 55.7% over the 12 months.  Also on the positive side, we underweighted the worst performing sector, Consumer Staples. On the other hand, our overweighting in Health Care detracted from relative performance, although the stocks increased over 10%.  Overall, our sector strategy added more than 3% to performance.

As might be expected, our stock selection was not as positive because we stuck to our high-quality disciplines. As in Technology, the lowest-quality stocks tended to rebound the most as a better economic outlook reduced fears of continued depressed earnings and in some cases bankruptcy.  The best-performing stocks were primarily those with no earnings, low stock prices, and high volatility. Our philosophy leads us to avoid those companies. Selection was good in Consumer Staples and Utilities, but lagged in Financials and Industrials. Overall, selection lagged about 2%, again primarily because of the quality effect.

Outlook

Over the shorter term

We remain optimistic about the course of the economy and the stock market for the year ahead for several reasons. We believe that we are in the "sweet spot" of an economic expansion. Consumer incomes are up significantly and, aided by the tax cuts, consumer spending is accelerating. Business profits have rebounded, with more to come as inventories are rebuilt and revenues increase. Costs appear under control, and modest sales gains may be leveraged at the profit line. Companies appear to have rationalized their previous investments in technology and are now beginning to implement major new technology projects in order to preserve or enhance their competitive position.

We do not believe that this expansion has been a "jobless recovery."  The Bureau of Labor Statistics' household survey of employment indicates 1.4 million jobs have been created since the official end of the recession in November 2001. We believe this data is more accurate than the establishment survey, also a product of BLS, which shows a decline in jobs. The household survey includes new companies and self-employed persons, which typically expand the fastest during and immediately after a recession. While there is no question that job creation in this recovery has been below average so far, we expect a sharp acceleration in employment in the months ahead, which should add to the sustainability of the recovery.

We are not concerned about deflation and believe modestly accelerating inflation is more likely.  This would not be positive for bonds and other fixed income investments. We are cognizant of, but not significantly worried about, the federal deficit, as this is the time of the economic cycle in which it is appropriate for the government to run deficits. We expect significantly fewer expenditures in Iraq in 2005. In addition, we cannot find a high correlation between deficits and the stock market.

Over the longer term

Our long-term concerns center on maintaining free trade and the possibility of excesses in the real estate market. Neither of these factors should keep the market from continuing its recovery, but we are keeping them on the watch list.

Valuation levels appear reasonable to us. The market is currently at about 16 times our estimate of 2004 earnings of $62 in the S&P 500. This is low for an expanding economy with continued low inflation and interest rates. We see the potential for continued strength over the next year for the S&P in the context of a cyclical bull market. Temporary corrections are possible, but we believe that the good earnings news to come is not fully reflected in today's prices, and should sustain the advance.

On a longer-term basis, we also disagree with those who characterize the current period as a "low return environment." Our work suggests a reasonable expectation for stock returns for the rest of the decade is in line with long-term historical averages.

We are positive about the prospects for the Portfolio. We believe that it is well diversified. The stocks are of companies that we believe are high quality and  have high returns on capital, conservative balance sheets, and solid earnings growth histories and prospects. The companies are socially responsible, which we believe means that they tend to think long term. They have generally made prudent investments in their employees and in the environment, and they tend to have good corporate governance. We believe they will reap the benefit of these wise investments in the years ahead. Finally, we believe valuations currently afforded these socially responsible stocks are very attractive on a relative basis.

The Portfolio has grown significantly over the past year. We welcome our new shareholders and appreciate the continued investment by our longer-term shareholders.

November 2003

Portfolio Management Discussion

Arlene Rockefeller

of SSgA Funds Management

Performance

CSIF Enhanced Equity Portfolio Class A shares rose 23.94% during the year ended September 30, 2003, as compared with a rise of 25.14% for the Russell 1000 Index. The rally over the past year has been driven by primarily low-quality and low-priced stocks. Unfortunately, this type of rally can pose some problems for our strategy, as the Portfolio tends to focus on companies that generate high-quality earnings. Because of the primary nature of the rally, out strategy did not keep pace with the benchmark.

Investment Climate

The market appears to have turned a corner after reaching a low on October 9, 2002, and resumed its long-term march upward. From the peak of the bull market on March 27, 2000, to the low, the Russell 1000 Index declined over 47%.  But just as the dramatic fall in the market predicted a slowing economy, we believe that the recent rise in the indices suggests a return to robust economic growth. Spurred on by highly stimulative fiscal and monetary policy, the economy has shown signs of promising growth. Low interest rates, rapid monetary growth, and tax cuts have all contributed to GDP growth of 3.4% in the second quarter and have many economists predicting growth of 4% to 5% in the third quarter.

Small-cap stocks primarily drove the market upward, which is normal in the early stages of a bull market when investors tend to initially feel more comfortable assuming risk, and the riskiest names were among the chief beneficiaries. In particular, low-quality, low-priced stocks bounced back dramatically over the past year. For example, stocks trading at less than $10 rose 84% on average over the past year, while stocks trading at over $50 rose roughly 10%.

A classic example is Corning, Inc. This company was a darling of the late 1990s due to its position as a leading manufacturer of fiber optic cable, a staple for advanced voice and data communications systems. At the height of the last stage of the tech "bubble," the stock traded at $113.33 (after adjusting for the effect of a subsequent stock split), but saw its stock price fall to almost $1 in the waning days of the bear market. Since then the price has jumped to $10, despite poor financial performance. Corning was not held by the Portfolio during the reporting period. It does not pass the social screens of the Portfolio, and the manager viewed it as a poor choice given cash flow and valuation problems at the company.

Enhanced Equity

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	16.16%	23.94%
Class B	15.60%	22.54%
Class C	15.63%	22.54%
Class I**	16.16%	23.94%
Russell 1000 Index*	19.21%	25.14%
Lipper Large-Cap Core Funds Avg.*	16.92%	20.86%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

Asset Allocation

Stocks	100%
Total	100%

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2002 through September 30, 2003.

Enhanced Equity

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

         Class A Shares

One year      18.05%

Five year      1.56%

Since inception      (0.48%)

(4/15/98)

         Class B Shares

One year      17.54%

Five year      1.16%

Since inception      (0.91%)

(4/15/98)

Enhanced Equity

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class C Shares
One year	21.54%
Five year	1.36%
Since inception	(0.07%)
(6/1/98)

Class I Shares*
One year	23.94%
Five year	2.88%
Since inception	0.72%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[See attached ENHANCED EQUITY LINE GRAPH]

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through September 30, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Portfolio Strategy

Sector/industry

Sector allocation was a slight plus for the year. The strategy added value by carrying a slight overweight to Technology companies and an underweight to Non-cyclicals. Higher-beta tech stocks generally performed well, as they normally do in the early stages of the economic recovery. In fact, Technology stocks rose over 50% on average over the past year. In contrast, Non-cyclicals rose a mere 8%, as investors tended to sell these stocks to move into higher-octane growth companies. Nonetheless, the value added from sector allocation was minimal, as the strategy seeks to maintain a fairly neutral sector profile.

Enhanced Equity

Portfolio Statistics

September 30, 2003

Ten Largest Stock Holdings

% of Net Assets
Microsoft Corp.	4.1%
Pfizer, Inc.	2.9%
International Business Machines Corp.	2.9%
Johnson & Johnson	2.8%
American Int'l Group, Inc.	2.8%
Intel Corp.	2.6%
Bank of America Corp.	2.5%
Cisco Systems, Inc.	2.4%
Merck & Co., Inc.	2.1%
J.P. Morgan Chase & Co.	2.1%
Total	27.3%

Stock-specific

Stock selection detracted from the Portfolio's relative return. The main culprit was the tendency of the Portfolio to have an underweight to stocks with negative earnings. Stocks with negative return on equity and negative cash-flow generation led the market higher. On a company-by-company basis, there were no stocks that were significant individual detractors from Portfolio performance, but rather a series of smaller hits had a cumulative negative effect on relative performance.

Stock selection was weakest among Industrials and within service industries. However, few stocks stand out as major detractors from value added. For example, the two most harmful positions among industrials were an underweight to Caterpillar (+90%) and an overweight to Black and Decker (-2%). This tradeoff cost the Fund less than 20 basis points in excess return.

A slight overweight to Darden caused a slightly higher degree of pain. Darden, the operator of Red Lobster and The Olive Garden restaurants, continues to suffer from cost overruns and weak revenue growth. An overweight to this name cost the Fund roughly 20 basis points. In addition, the strategy suffered from a position in Eastman Kodak. Kodak recently announced a suspension of its dividend as it gears up to pursue new digital technology. The stock fell 18% over the past year, costing the Portfolio another 21 basis points in index-relative performance.

Positive stock selection among Cyclicals, Non-cyclicals, and Technology stocks helped mitigate the underperformance. NVR, an east-coast homebuilder, was a strong contributor (kicking in 20 basis points of relative performance), as its stock price jumped over 50%. In addition, the Portfolio benefited from the weapons screens, as Lockheed Martin, Northrop Grumman, and Boeing all saw flat-to-declining share prices. Avoiding these stocks was of benefit to the Portfolio.

Outlook

Despite rising over 31% since its low in October 2002, the Russell 1000 is still 31% lower than it was during the peak in March 2000. This brings into question some observers' comments that we are in another stock market "bubble." The recent market surge is a welcome relief from the constant southward march of the past three years, yet we are still well below the highs set during the Internet frenzy.

We are happy to see positive earnings growth return to support the rising market. We expect to see double-digit percentage earnings gains over the next two years, and that should help keep a lid on valuations.

Our main concern is that the lowest-quality stocks have responded the fastest to the recent spate of healthy economic news. We believe the market rally will move away from speculative names and into companies with sound fundamentals. The Portfolio is positioned to take advantage of that shift.

November 2003

Independent Auditors' Report

To the Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of assets and liabilities including the schedules of investments of Calvert Social Investment Fund comprising the Money Market, Balanced, Bond, Equity and Enhanced Equity Portfolios (the "Funds"), as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to September 30, 2000, were audited by other auditors, whose report dated November 10, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Calvert Social Investment Fund as of September 30, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

MONEY MARKET PORTFOLIO

Schedule Of Investments

September 30, 2003

U.S. Government Agencies	Principal
and Instrumentalities - 18.9%	Amount	Value
Fannie Mae Discount Notes, 4/30/04	$5,000,000	$4,966,286
FHLB:
3.18%, 12/3/03	5,000,000	5,014,801
5.375%, 1/5/04	2,000,000	2,019,910
FHLB Discount Notes:
12/11/03	2,000,000	1,994,399
4/26/04	5,000,000	4,967,644
5/21/04	3,000,000	2,978,059
Freddie Mac, 1.40%, 9/13/04	2,500,000	2,500,000
Freddie Mac Discount Notes:
11/6/03	5,000,000	4,993,000
5/20/04	5,000,000	4,964,717

Total U.S. Government Agencies
and Instrumentalities (Cost $34,398,816)		34,398,816

Depository Receipts for
U.S. Government Guaranteed Loans - 2.3%
Colson Services Corporation Loan Sets:
2.875%, 9/9/06 (c)(h)	71,046	71,045
2.844%, 7/26/10 (c)(h)	123,165	123,221
2.75%, 1/22/11 (c)(h)	192,503	192,489
3.00%, 3/23/12 (c)(h)	145,156	145,604
2.875%, 5/29/12 (c)(h)	601,670	601,658
2.75%, 8/10/12 (c)(h)	2,026,766	2,039,336
2.75%, 9/2/12 (c)(h)	993,182	998,120

Total Depository Receipts for
U.S. Government Guaranteed Loans (Cost $4,171,473)		4,171,473

Variable Rate Loans Guaranteed
by Agencies of the U.S. Government - 0.9%
Loan Pools:
1.75%, 3/1/07 (h)	299,878	299,877
2.50%, 8/15/12 (h)	1,360,136	1,360,130

Total Variable Rate Loans Guaranteed
by Agencies of the U.S. Government (Cost $1,660,007)		1,660,007

Certificates of Deposit - 0.5%
Bank of Cherokee County, 2.00%, 4/21/04 (k)	100,000	100,000
Broadway Federal Savings & Loan, 1.20%, 9/14/04 (k)	100,000	100,000
Community Bank of the Bay, 1.55%, 10/07/03 (k)	100,000	100,000
Community Capital Bank, 1.58%, 1/20/04 (k)	100,000	100,000
Elk Horn Bank & Trust, 2.35%, 12/18/03 (k)	100,000	100,000
Family Savings Bank, 1.10%, 8/20/04 (k)	100,000	100,000
Fleet National Bank, 1.25%, 4/24/04 (k)	$100,000	$100,000
One United Bank, 1.19%, 3/22/04 (k)	100,000	100,000
Seaway National Bank, 1.40%, 1/27/04 (k)	100,000	100,000
Self Help Credit Union, 1.14%, 7/15/04 (k)	100,000	100,000

Total Certificate of Deposit (Cost $1,000,000)		1,000,000

Taxable Variable Rate Demand Notes - 76.9%
Alabama Incentives Financing Authority Revenue,
1.15%, 10/1/29, BPA: Southtrust Bank, AL, AMBAC Insured	3,955,000	3,955,000
Alaska Housing Finance Corp. Revenue, 1.07%, 12/1/32,
TOA: Alaska Housing Finance Corp., MBIA Insured	7,525,000	7,525,000
American Healthcare Funding LLC:
1.10%, 5/1/27, LOC: LaSalle Bank	1,590,000	1,590,000
1.10%, 3/1/29, LOC: LaSalle Bank	3,550,000	3,550,000
Berks County Pennsylvania IDA Revenue, 1.24%, 6/1/15,
LOC: Wachovia Bank, NA	1,685,000	1,685,000
California Pollution Control Financing Authority Revenue,
1.35%, 9/1/05, LOC: Wells Fargo Bank, NA	40,000	40,000
California Statewide Communities Development Authority
Special Tax Revenue, 1.13%, 3/15/34, LOC: FNMA	3,150,000	3,150,000
Colorado Housing & Finance Authority Revenue ,
1.07%, 11/1/35, BPA: Lloyds TSB Bank plc	1,400,000	1,400,000
Columbus Georgia Development Authority Revenue,
1.17%, 12/1/19, LOC: Bank of Nova Scotia	5,500,000	5,500,000
Connecticut Housing Finance Authority Revenue,
1.07%, 11/15/16, BPA: Landesbank Hessen-Thuringen
Girozenrale & Toronto-Dominion, AMBAC Insured	9,479,000	9,479,000
Cotswold Village Associates LLC, 1.15%, 6/01/31,
LOC: Columbus Bank & Trust	5,260,000	5,260,000
Dade County Florida Expressway Authority Toll System
Revenue, 1.10%, 7/1/19, BPA: FGIC SPI, FGIC Insured	825,000	825,000
Florida Housing Finance Corp. MFH Revenue, 1.17%, 10/15/32,
LOC: FNMA	4,230,000	4,230,000
Grove City Church of Nazarene, 1.20%, 2/1/24,
LOC: National City Bank	3,422,000	3,422,000
Heritage Funeral Services LLC, 1.30%, 2/1/18,
LOC: Northern Trust Co.	2,400,000	2,400,000
Jefferson County, Kentucky Health Facilities Revenue,
1.32%, 12/1/25, LOC: Republic Bank & Trust, C/LOC: FHLB	1,265,000	1,265,000
Los Angeles County California MFH Revenue:
1.07%, 4/15/33, LOC: FNMA	1,100,000	1,100,000
1.13%, 12/15/34, LOC: FNMA	3,100,000	3,100,000
Main & Walton Development Co. LLC, 1.10%, 9/1/26,
LOC: Waypoint Bank, C/LOC: FHLB	5,515,000	5,515,000
Maricopa County Arizona IDA Revenue, 1.22%, 2/1/29,
LOC: BNP Paribas	1,745,000	1,745,000
Matagorda County Texas Pollution Control Revenue, 1.32%,
11/1/29, SWAP: Bank of New York	2,000,000	2,000,000
Meriter Hospital Revenue, 1.15%, 12/1/16, LOC: US Bank, NA	5,200,000	5,200,000
Meyer Cookware Industries, 1.10%, 5/1/27, LOC: BNP Paribas	3,590,000	3,590,000
Montgomery County Alabama Cancer Center LLC,
1.15%, 10/1/12, LOC: SouthTrust Bank, AL	105,000	105,000
Montgomery County New York IDA Revenue, 1.15%, 5/1/25,
LOC: FHLB	$3,380,000	$3,380,000
Nevada Housing MFH Revenue, 1.11%, 4/15/35, LOC: FNMA	1,985,000	1,985,000
New Jersey State Health Care Facilities Financing Authorities
Revenue, 1.15%, 7/1/30, LOC: Fleet National Bank	5,720,000	5,720,000
New Jersey State Turnpike Authority Revenue, 1.15%, 1/1/04,
MBIA Insured	1,600,000	1,600,000
New York City Housing Development Corp. MFH Revenue,
1.11%, 6/1/33, LOC: Bayer-Landesbank	4,900,000	4,900,000
New York City Transitional Finance Authority Revenue,
1.07%, 5/1/30, BPA: Westdeutsche Landesbank	5,000,000	5,000,000
Osprey Properties LP, 1.20%, 6/1/27,
LOC: Wells Fargo Bank, NA	2,400,000	2,400,000
PeopLoungers Inc., 1.15%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB	1,600,000	1,600,000
Portage Indiana Economic Development Revenue,
1.27%, 3/1/20, LOC: FHLB	2,190,000	2,190,000
Post Apartment Homes LP MFH Revenue, 1.12%, 7/15/29,
CA: FNMA	1,200,000	1,200,000
Racetrac Capital LLC, 1.17%, 9/1/20, LOC: Regions Bank	4,000,000	4,000,000
Richmond Virginia Redevelopment & Housing Authority Revenue,
1.15%, 12/1/25, LOC: Wachovia Bank, NA	2,310,000	2,310,000
San Joaquin Mariners Association LP, 1.18%, 7/1/29,
LOC: Credit Suisse First Boston	1,325,000	1,325,000
Scottsboro Alabama Industrial Development Board Revenue,
1.15%, 10/1/10, LOC: SouthTrust Bank, AL	1,025,000	1,025,000
Sea Island Co., 1.22%, 2/1/21, LOC: Columbus Bank & Trust	2,500,000	2,500,000
Southeast Alabama Gas Distribution Revenue, 1.15%, 6/1/25,
BPA: Amsouth Bank, AMBAC Insured	3,120,000	3,120,000
Southern Indiana Investments Company Two LLC,
1.15%, 10/15/26, LOC: Old National Bank, C/LOC: FHLB	1,610,000	1,610,000
St. Paul Minnesota Housing & Redevelopment Authority Revenue:
1.10%, 6/1/15, LOC: Dexia Credit Local	1,600,000	1,600,000
1.10%, 3/1/18, LOC: Dexia Credit Local	1,670,000	1,670,000
St. Paul Minnesota Port Authority Revenue, 1.30%, 3/1/21,
LOC: Dexia Credit Local	1,900,000	1,900,000
Suffolk County New York IDA Revenue, 1.14%, 12/15/07,
LOC: JP Morgan Chase Bank	2,285,000	2,285,000
Tyler Enterprises LLC, 1.15%, 10/1/22, LOC: Peoples Bank & Trust,
C/LOC: FHLB	2,650,000	2,650,000
Washington State Housing Finance Commission MFH Revenue:
1.18%, 1/1/30, LOC: Wells Fargo Bank, NA	2,965,000	2,965,000
1.13%, 6/15/32, CF: FNMA	1,635,000	1,635,000
1.13%, 7/15/32, CF: FNMA	1,515,000	1,515,000

Total Taxable Variable Rate Demand Notes (Cost $139,716,000)		139,716,000

Total Investments (Cost $180,946,296) - 99.5%		180,946,296
Other assets and liabilities, net - 0.5%		841,442
Net Assets - 100%		$181,787,738

See notes to schedules of investments and notes to financial statements.

BALANCED PORTFOLIO

Schedule Of Investments

September 30, 2003

Equity Securities - 60.2%	Shares	Value
Air Freight - 0.3%
FedEx Corp.	9,300	$599,199
United Parcel Service, Inc.	12,500	797,500
		1,396,699

Airlines - 0.0%
Continental Airlines, Inc.*	6,200	102,796

Auto Parts & Equipment - 0.4%
Autoliv, Inc.	56,100	1,692,537
Gentex Corp.*	12,900	449,436
Modine Manufacturing Co.	1,900	45,220
		2,187,193

Banks - Major Regional - 2.2%
Bank One Corp.	31,800	1,229,070
KeyCorp Ltd.	35,400	905,178
National City Corp.	26,100	768,906
Northern Trust Corp.	8,800	373,472
US Bancorp	104,600	2,509,354
Wells Fargo & Co.	103,300	5,319,950
		11,105,930

Banks - Money Center - 1.7%
Bank of America Corp.	76,800	5,993,472
Wachovia Corp.	65,300	2,689,707
		8,683,179

Banks - Regional - 0.2%
First Tennessee National Corp.	22,000	934,120

Biotechnology - 0.9%
Amgen, Inc.*	66,400	4,287,448
Invitrogen Corp.*	7,300	423,327
Protein Design Labs, Inc.*	5,000	69,300
		4,780,075

Broadcast - Television, Radio, & Cable - 0.5%
Comcast Corp. Class A*	7,000	216,160
Comcast Corp. Special Class A*	5,000	147,700
COX Communications, Inc.*	37,400	1,182,588
InterActiveCorp*	26,400	872,520
		2,418,968

Building Materials - 0.2%
Masco Corp.	39,800	974,304

Chemicals - 0.5%
Airgas, Inc.	109,700	$1,952,660
Praxair, Inc.	11,500	712,425
		2,665,085

Chemicals - Specialty - 0.2%
Sigma-Aldrich Corp.	22,600	1,173,844

Communications Equipment - 0.4%
Adtran, Inc.	25,400	1,553,972
Scientific-Atlanta, Inc.	16,700	520,205
Tellabs, Inc.*	23,300	158,207
		2,232,384

Computers - Hardware - 2.5%
Dell, Inc.*	129,500	4,324,005
Hewlett-Packard Co.	36,900	714,384
International Business Machines Corp.	85,900	7,587,547
McData Corp.*	1	12
Sun Microsystems, Inc.*	70,400	233,024
		12,858,972

Computers - Networking - 1.6%
Cisco Systems, Inc.*	363,249	7,097,885
Network Appliance, Inc.*	69,000	1,416,570
		8,514,455

Computers - Peripherals - 0.2%
EMC Corp.*	78,800	995,244

Computers - Software & Services - 3.7%
Adobe Systems, Inc.	44,600	1,750,996
Citrix Systems, Inc.*	9,200	203,136
Compuware Corp.*	65,600	351,616
eBay, Inc.*	13,900	743,789
Electronic Arts, Inc.*	800	73,784
Fair, Issac & Co., Inc.	14,100	831,336
Intuit, Inc.*	45,900	2,214,216
Microsoft Corp.	388,100	10,785,299
Symantec Corp. *	3,500	220,570
Synopsys, Inc. *	46,300	1,424,651
Veritas Software Corp.*	13,500	423,900
		19,023,293

Consumer Finance - 0.6%
Capital One Financial Corp.	20,500	1,169,320
MBNA Corp.	51,500	1,174,200
Providian Financial Corp.*	49,600	584,784
		2,928,304

Distributors - Food & Health - 1.6%
AmerisourceBergen Corp.	5,800	313,490
Cardinal Health, Inc.	50,300	2,937,017
Performance Food Group Co.*	23,600	960,756
Supervalu, Inc.	19,300	$460,498
Sysco Corp.	114,900	3,758,379
		8,430,140

Electric Companies - 0.3%
Cleco Corp.	11,300	184,642
Hawaiian Electric Industries, Inc.	2,800	121,884
IDACORP, Inc.	6,700	170,850
OGE Energy Corp.	51,400	1,161,126
Puget Energy, Inc.	4,900	109,907
		1,748,409

Electrical Equipment - 0.6%
Celestica, Inc.*	56,900	902,434
Cooper Industries Ltd	6,000	288,180
Harman International Industries, Inc.	1,700	167,195
Molex, Inc.	50,700	1,449,513
SPX Corp.*	6,100	276,208
		3,083,530

Electronics - Instrument - 0.0%
Agilent Technologies, Inc.*	5,700	126,027

Electronics - Semiconductors - 3.0%
Altera Corp.*	111,100	2,099,790
Analog Devices, Inc.*	58,000	2,205,160
Intel Corp.	266,600	7,334,166
Texas Instruments, Inc.	102,600	2,339,280
Xilinx, Inc.*	47,600	1,357,076
		15,335,472

Entertainment - 0.5%
Time Warner, Inc.*	158,700	2,397,957

Equipment - Semiconductors - 0.6%
Applied Materials, Inc.*	80,825	1,466,166
Cymer, Inc.*	11,700	482,040
Lam Research Corp.*	27,500	609,125
Novellus Systems, Inc.*	12,600	425,250
Photronics, Inc.*	3,400	72,284
		3,054,865

Financial - Diversified - 3.8%
AMBAC Financial Group, Inc.	3,400	217,600
American Express Co.	123,700	5,573,930
Equity Office Properties Trust	50,900	1,401,277
Fannie Mae	70,800	4,970,160
Freddie Mac	3,500	183,225
Goldman Sachs Group, Inc.	17,100	1,434,690
J.P. Morgan Chase & Co.	136,500	4,686,045
Principal Financial Group, Inc.	33,100	$1,025,769
SLM Corp.	3,900	151,944
		19,644,640

Foods - 1.3%
General Mills, Inc.	28,400	1,336,788
H.J. Heinz Co.	55,900	1,916,252
Hershey Foods Corp.	21,600	1,569,888
Kellogg Co.	59,600	1,987,660
		6,810,588

Footwear - 0.0%
Timberland Co.*	3,300	140,778

Hardware & Tools - 0.1%
Black & Decker Corp.	19,100	774,505

Healthcare - Diversified - 1.5%
Johnson & Johnson	155,500	7,700,360

Healthcare - Drug - Generic, Other - 0.1%
Barr Laboratories, Inc.*	4,000	272,840

Healthcare - Drug - Major Pharmaceutical - 2.9%
Forest Laboratories, Inc.*	9,400	483,630
Merck & Co., Inc.	103,100	5,218,922
Pfizer, Inc.	279,600	8,494,248
Schering-Plough Corp.	36,900	562,356
		14,759,156

Healthcare - Hospital Management - 0.2%
Health Management Associates, Inc.	56,000	1,221,360

Healthcare - Managed Care - 0.6%
Anthem, Inc.*	8,100	577,773
Coventry Health Care, Inc.*	3,900	205,686
Express Scripts, Inc.*	5,600	342,440
Health Net, Inc.*	15,800	500,386
Mid Atlantic Medical Services, Inc.*	7,400	380,582
Wellpoint Health Networks, Inc.*	15,600	1,202,448
		3,209,315

Healthcare - Medical Products & Supplies - 1.3%
Arrow International, Inc.	8,900	204,700
Beckman Coulter, Inc.	1,700	77,418
Becton Dickinson & Co.	23,400	845,208
Cytyc Corp.*	11,000	165,440
Medtronic, Inc.	31,600	1,482,672
St. Jude Medical, Inc.*	12,500	672,125
Stryker Corp.	19,300	1,453,483
Zimmer Holdings, Inc. *	30,642	1,688,374
		6,589,420

Healthcare - Special Services - 0.4%
DaVita, Inc.*	13,800	$439,254
Lincare Holdings, Inc.*	8,500	311,525
Pediatrix Medical Group, Inc.*	2,400	110,520
Quest Diagnostics, Inc.*	19,400	1,176,416
		2,037,715

Homebuilding - 0.9%
DR Horton, Inc.	13,000	425,100
KB Home	10,100	602,566
NVR, Inc.*	7,200	3,358,800
Pulte Homes, Inc.	3,700	251,637
Ryland Group, Inc.	1,700	124,287
		4,762,390

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	16,800	1,138,536

Household Products - Non-Durable - 1.2%
Church & Dwight, Inc.	27,300	955,227
Colgate-Palmolive Co.	27,800	1,553,742
Kimberly-Clark Corp.	75,700	3,884,924
		6,393,893

Insurance - Life & Health - 1.0%
Aflac, Inc.	50,700	1,637,610
Jefferson-Pilot Corp.	7,800	346,164
Lincoln National Corp.	16,000	566,080
Nationwide Financial Services	7,100	222,514
Protective Life Corp.	27,500	820,875
Prudential Financial, Inc.	40,000	1,494,400
		5,087,643

Insurance - Multi-Line - 1.7%
American International Group, Inc.	118,500	6,837,450
Conseco, Inc.*	66,210	1,195,750
Conseco, Inc. Warrants (Ex price $27.60/share, exp. 9/10/08)	3,160	16,118
Hartford Financial Services, Inc.	10,500	552,615
		8,601,933

Insurance - Property & Casuality - 1.1%
21st Century Insurance Group	4,400	60,632
Chubb Corp.	45,400	2,945,552
Commerce Group, Inc.	6,600	250,536
MGIC Investment Corp.	7,000	364,490
Progressive Corp.	10,400	718,744
Safeco Corp.	38,400	1,353,984
		5,693,938

Insurance Brokers - 0.1%
Marsh & McLennan Co.'s	8,800	418,968

Investment Banking / Brokerage - 0.4%
Legg Mason, Inc.	25,700	1,855,540

Investment Management - 0.3%
Franklin Resources, Inc.	6,300	$278,523
Phoenix Co.'s, Inc.	18,400	212,520
T. Rowe Price Group, Inc.	20,700	854,082
		1,345,125

Leisure Time - Products - 0.5%
Callaway Golf Co.	28,400	405,268
Harley-Davidson, Inc.	45,100	2,173,820
		2,579,088

Machinery - Diversified - 0.6%
Actuant Corp.*	12,200	685,030
Deere & Co.	34,800	1,855,188
Dover Corp.	8,000	282,960
		2,823,178

Manufacturing - Diversified - 1.2%
Allstream, Inc.:
Class A *	1,214	47,079
Class B *	65,363	2,552,425
Carlisle Co.'s, Inc.	7,200	314,064
Clarcor, Inc.	9,900	386,100
Danaher Corp.	10,000	738,600
Illinois Tool Works, Inc.	20,300	1,345,078
Medco Health Solutions, Inc.*	1	26
Parker Hannifin Corp.	15,500	692,850
		6,076,222

Manufacturing - Specialized - 0.7%
Jabil Circuit, Inc.*	97,400	2,537,270
Nordson Corp.	10,500	271,845
Sealed Air Corp. *	12,500	590,375
		3,399,490

Natural Gas - 1.1%
AGL Resources, Inc.	23,800	670,446
Equitable Resources, Inc.	14,400	591,840
Kinder Morgan, Inc.	52,700	2,846,327
NiSource, Inc.	5,200	103,896
Northwest Natural Gas Co.	5,600	162,400
Oneok, Inc.	21,800	439,706
Southwest Gas Corp.	29,300	665,110
		5,479,725

Office Equipment & Supplies - 0.2%
United Stationers, Inc.	22,000	828,960

Oil & Gas - Drilling & Equipment - 0.5%
Smith International, Inc.	65,200	2,345,896
Veritas DGC, Inc.*	38,400	306,432
		2,652,328

Oil & Gas - Exploration & Production - 0.9%
EOG Resources, Inc.	78,900	$3,293,286
Pioneer Natural Resources Co.*	21,200	539,752
XTO Energy, Inc.	44,566	935,440
		4,768,478

Paper & Forest Products - 0.3%
Weyerhaeuser Co.	23,000	1,344,350

Personal Care - 0.5%
Gillette Co.	74,200	2,372,916

Photography / Imaging - 0.3%
Eastman Kodak Co.	56,000	1,172,640
Xerox Corp.*	38,000	389,880
		1,562,520

Publishing - 0.3%
McGraw-Hill Co.'s, Inc.	28,600	1,776,918

Publishing - Newspapers - 0.3%
Belo Corp.	3,800	92,150
Dow Jones & Co., Inc.	9,900	468,765
Lee Enterprises, Inc.	2,300	88,941
Media General, Inc.	2,300	140,530
New York Times Co.	5,900	256,414
Washington Post Co.	600	399,000
		1,445,800

Restaurants - 0.1%
Panera Bread Co.*	17,500	716,800

Retail - Building Supplies - 1.6%
Home Depot, Inc.	130,850	4,167,573
Lowe's Co.'s, Inc.	81,000	4,203,900
		8,371,473

Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	23,100	1,097,712

Retail - Department Stores - 0.2%
J.C. Penney Co., Inc.	6,800	145,316
Kohls Corp.*	21,100	1,128,850
		1,274,166

Retail - Discounters - 0.6%
Dollar General Corp.	7,100	142,000
Family Dollar Stores, Inc.	72,600	2,896,014
ShopKo Stores, Inc.*	21,000	315,000
		3,353,014

Retail - Drug Stores - 0.8%
Caremark Rx, Inc.*	41,000	$926,600
CVS Corp.	52,400	1,627,544
Walgreen Co.	44,800	1,372,672
		3,926,816

Retail - General Merchandise - 0.3%
Costco Wholesale Corp.*	9,400	292,152
Target Corp.	39,100	1,471,333
		1,763,485

Retail - Specialty - 0.9%
Bed Bath & Beyond, Inc.*	25,700	981,226
Linens 'N Things, Inc.*	11,000	261,580
Staples, Inc.*	140,500	3,336,875
		4,579,681

Retail - Specialty Apparel - 0.1%
Gap, Inc.	35,000	599,200

Savings & Loan Companies - 0.5%
Washington Mutual, Inc.	70,600	2,779,522

Services - Commercial & Consumer - 0.1%
Brink's Co.	23,200	402,752
H & R Block, Inc.	4,600	198,490
		601,242

Services - Computer Systems - 0.3%
Electronic Data Systems Corp.	54,900	1,108,980
Ingram Micro, Inc.*	17,400	227,070
Sungard Data Systems, Inc. *	17,500	460,425
		1,796,475

Services - Data Processing - 1.3%
Automatic Data Processing, Inc.	39,500	1,416,075
Checkfree Corp.*	50,300	1,006,000
DST Systems, Inc.*	7,700	289,520
First Data Corp.	99,200	3,964,032
Fiserv, Inc.*	2,700	97,821
		6,773,448

Services - Employment - 0.4%
Manpower, Inc.	55,200	2,047,920

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	15,600	387,972

Telecommunications - Cell / Wireless - 0.1%
AT&T Wireless Services, Inc.*	43,400	355,012
Nextel Communications, Inc.*	13,900	273,691
		628,703

Telecommunications - Long Distance - 0.0%
Covad Communications Group, Inc. *	26,923	$148,884

Telephone - 2.0%
Bellsouth Corp.	176,100	4,170,048
CenturyTel, Inc.	26,500	898,085
Citizens Communications Co.*	34,900	391,229
SBC Communications, Inc.	213,700	4,754,825
		10,214,187

Truckers - 0.1%
Swift Transportation Co., Inc.*	23,200	526,408

Venture Capital - 1.3%
Agraquest, Inc:
Series B, Preferred *(b)(i)	190,477	266,668
Series C, Preferred *(b)(i)	124,615	174,461
All Media Solutions, Inc., Series A, Preferred *(b)(i)	479,652	1
Allos Therapeutics *	171,271	527,515
CFBanc Corp. *(b)(i)	27,000	270,000
City Soft, Inc., Warrants:
(Ex Price $0.21/share, exp. 5/31/12) *(b)(i)	189,375	--
(Ex Price $0.01/share, exp. 10/15/12) *(b)(i)	118,360	--
(Ex Price $0.14/share, exp. 10/15/12) *(b)(i)	118,359	--
(Ex Price $0.28/share, exp. 10/15/12) *(b)(i)	118,359	--
(Ex Price $0.01/share, exp. 2/28/13) *(b)(i)	29,590	--
(Ex Price $0.14/share, exp. 2/28/13) *(b)(i)	29,590	--
(Ex Price $0.28/share, exp. 2/28/13) *(b)(i)	29,590	--
(Ex Price $0.01/share, exp. 6/1/13) *(b)(i)	29,590	--
(Ex Price $0.14/share, exp. 6/1/13) *(b)(i)	29,590	--
(Ex Price $0.28/share, exp. 6/1/13) *(b)(i)	29,590	--
(Ex Price $0.01/share, exp. 8/31/13) *(b)(i)	29,590	--
(Ex Price $0.14/share, exp. 8/31/13) *(b)(i)	29,590	--
(Ex Price $0.28/share, exp. 8/31/13) *(b)(i)	29,590	--
(Ex Price $0.01/share, exp. 9/4/13) *(b)(i)	15,083	--
(Ex Price $0.14/share, exp. 9/4/13) *(b)(i)	15,083	--
(Ex Price $0.21/share, exp. 9/4/13) *(b)(i)	24,133	--
(Ex Price $0.28/share, exp. 9/4/13) *(b)(i)	15,083	--
Community Bank of the Bay *(b)(i)	4,000	32,000
Community Growth Fund	1,498,306	576,565
Evergreen Solar, Inc.*	133,672	276,701
Frans Healthy Helpings, Series B, Convertible Preferred *(b)(i)	505,051	1
Gaiam, Inc.*	12,500	71,875
H2Gen Innovations, Inc.:
Series A, Preferred *(b)(i)	251,496	251,496
Warrants (Ex Price $1.00/share, exp. 1/1/12) *(b)(i)	20,833	--
Hayes Medical Series B, Convertible Preferred *(b)(i)	326,797	245,098
Medimmune, Inc.*	39,855	1,315,599
Neighborhood Bancorp *(b)(i)	10,000	100,000
Northern Power Systems:
Series A-1, Preferred *(b)(i)	313	1,565
Series C, Preferred *(b)(i)	3,981	19,905
Series D, Preferred *(b)(i)	35,000	175,000
Pharmadigm, Inc.:
Series B, Preferred *(b)(i)	125,000	$1
Series C, Preferred *(b)(i)	113,636	1
Plethora Technology, Warrants
(Ex Price $0.01/share, exp. 6/17/13) *(b)(i)	30,000	47,100
ProFund International S.A.:
Common *(b)(i)	7,500	--
Preferred *(b)(i)	637,345	407,901
Proton Energy Systems, Inc.	25,073	65,190
Seventh Generation, Inc.*(b)(i)	200,295	1,001,475
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred *(b)(i)	44,699	68,314
Series 1-B, Convertible Preferred *(b)(i)	163,588	31,050
Warrants Exp. (Ex Price $1.53/share, exp. 10/20/05) *(b)(i)	32,726	--
Wellspring International, Inc.:
Series A, Preferred *(b)(i)	129,032	116,222
Series B, Preferred *(b)(i)	108,267	112,170
Series C, Preferred *(b)(i)	277,778	150,000
Warrants (Ex Price $0.01/share, exp. 8/15/12) *(b)(i)	23,148	--
Wild Planet Toys, Inc.:
Series B, Preferred *(b)(i)	476,190	452,380
Series E, Preferred *(b)(i)	129,089	122,635
Wind Harvest Co., Inc., Common *(b)(i)	8,696	2,174
WorldWater Corp.*(b)	140,000	11,970
		6,893,033

Total Equity Securities (Cost $295,719,215)		311,200,002

	Adjusted
Limited Partnership Interest - 0.5%	Basis
Angels With Attitude *(b)(i)	$200,000	185,931
Coastal Venture Partners *(b)(i)	186,494	148,673
Commons Capital *(b)(i)	237,428	212,633
Environmental Private Equity Fund II *(b)(i)	33,216	37,934
First Analysis Private Equity Fund IV, *(b)(i)	150,000	126,542
GEEMF Partners *(a)(b)(i)	185,003	94,986
Global Environmental Emerging Markets Fund *(b)(i)	814,997	--
Hambrecht & Quist Environmental Technology Fund *(b)(i)	254,513	40,797
Infrastructure and Environmental Private Equity Fund III *(b)(i)	932,454	566,526
Labrador Ventures III *(b)(i)	429,736	158,359
Labrador Ventures IV *(b)(i)	635,563	290,866
Liberty Environmental Partners *(b)(i)	350,000	--
Milepost Ventures *(b)(i)	500,000	1
New Markets Growth Fund LLC *(b)(i)	25,000	25,000
Poland Partners *(b)(i)	400,000	315,801
Solstice Capital *(b)(i)	185,512	111,176
Ukraine Fund *(b)(i)	71,399	49,857
Utah Ventures *(b)(i)	867,581	--
Venture Strategy Partners *(b)(i)	206,058	19,488

Total Limited Partnership Interest (Cost $6,664,953)		2,384,570

	Principal
Corporate Bonds - 27.7%	Amount	Value
ACC Escrow Corp., 10.00%, 8/1/11 (e)	$1,000,000	$1,072,500
ACLC Business Loan Receivables Trust, 7.585%, 1/15/21 (e)	1,499,907	1,513,408
Airgas, Inc., 7.14%, 3/8/04	2,000,000	2,020,780
Akron Hardware Consultants, Inc., VRDN, 1.21%, 11/1/22	292,000	292,000
American Express Credit Corp., 1.26%, 9/19/06 (r)	3,000,000	3,000,000
ASIF Global Financing :
1.39%, 3/14/06 (e)(r)	5,000,000	5,000,000
1.29%, 5/30/06 (e)(r)	1,000,000	999,950
Atherton Franchisee Loan Funding LLP, 6.72%, 8/15/10 (e)	2,775,206	2,774,612
Atlantic Mutual Insurance Co, 8.15%, 2/15/28 (e)	8,250,000	5,265,150
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	861,960
Bank One Issuance Trust, 1.17%, 10/15/08 (r)	3,000,000	3,001,950
Berkshire Hathaway, Inc., 3.375%, 10/15/18 (e)	2,500,000	2,514,375
Brascan Corp., 7.125%, 12/16/03	3,500,000	3,523,135
Camp Pendleton and Quantico Military Housing,
5.937%, 10/1/43 (e)	2,000,000	2,042,500
Chase Funding Mortgage Loan, 4.045%, 5/25/36	5,000,000	5,089,250
City Soft, Inc., Convertible Notes, 10.00%, 8/31/06 (b)(i)	297,877	297,877
City Soft, Inc., II Convertible Notes, 10.00%, 8/31/06 (b)(i)	32,500	32,500
CNL Funding, 7.721%, 8/25/09 (e)	2,598,884	2,834,837
Continental Airlines, Inc., 2.046%, 12/6/07 (r)	2,500,000	2,499,775
Credit Suisse First Boston (USA), Inc., 1.42%, 6/19/06 (r)	1,500,000	1,499,130
Delta Air Lines, Inc., 1.86%, 1/25/08 (e)(r)	2,924,994	2,941,432
EchoStar DBS Corp. 5.75%, 10/1/08 (e)	1,500,000	1,500,000
EOP Operating LP, 6.50%, 1/15/04	2,000,000	2,023,480
Evangelical Lutheran Good Samaritan Fund, 6.78%, 11/1/05	3,000,000	3,274,008
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	959,777	979,644
Finova Group, Inc., 7.50%, 11/15/09	9,142,000	4,525,290
Gap, Inc., 9.90%, 12/15/05	750,000	840,000
Great Lakes Power, Inc.:
9.00%, 8/1/04	1,000,000	1,045,630
8.30%, 3/1/05	2,500,000	2,666,650
Greater Bay Bancorp., 5.25%, 3/31/08	1,000,000	1,016,950
Highwoods Realty LP, 6.75%, 12/1/03	1,000,000	1,005,420
Impac CMB Trust, 1.58%, 8/25/32 (r)	4,413,219	4,422,664
Interpool, Inc.:
7.20%, 8/1/07	3,600,000	3,474,000
7.35%, 8/1/07	500,000	487,500
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	652,352
LCOR Alexandria LLC, 6.625%, 9/15/19 (e)	5,750,000	6,436,032
LG&E Capital Corp., 6.205%, 5/1/04 (e)	1,500,000	1,532,655
Liberty Mutual Insurance Co., 7.697%, 10/15/97 (e)	4,500,000	3,386,250
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(n)	2,150,000	172,000
8.30%, 12/1/37 (e)(m)	6,630,000	530,400
8.45%, 12/1/97 (e)(o)	2,560,000	204,800
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,021,630
Mangrove Bay Pass Through Trust, 6.102%, 7/15/33 (e)	2,000,000	1,995,000
Montpelier Reinsurance Holdings Ltd, 6.125%, 8/15/13	2,000,000	2,052,100
Nextel Communications, Inc., 7.375%, 8/1/15	2,000,000	2,015,000
Nortel Networks Corp., 4.25%, 9/1/08	1,600,000	1,452,016
PeopLoungers, Inc., VRDN, 1.15%, 4/1/18	2,000,000	2,000,000
Plethora Technology, 8.00%, 12/18/04 (b)(i)	250,000	210,460
Poland Partners Zero Coupon, 4/13/04 (b)(i)	$120,325	$119,236
Preferred Term Securities IX Ltd.:
1.759%, 4/3/33 (e)(r)	1,000,000	1,011,060
4.08%, 4/3/33 (e)	1,250,000	1,264,862
QBE Insurance Group Ltd, 5.647%, 7/1/23 (e)	3,000,000	2,871,237
Residential Asset Mortgage Products, Inc., 5.09%, 2/25/31	1,000,000	1,029,000
SLM Corp., 1.06%, 7/25/35 (e)(r)	5,000,000	4,880,850
Sovereign Bancorp. Inc., 12.18%, 6/30/20 (e)	5,136,550	7,465,411
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	2,250,000	2,267,978
Toll Road Investment Partnership II Zero Coupon:
2/15/13 (e)	8,000,000	4,996,032
2/15/14 (e)	5,000,000	2,969,450
2/15/25 (e)	6,000,000	1,540,098
Tyler Enterprises LLC, VRDN, 1.15%, 10/1/22	2,945,000	2,945,000
Unisys Corp., 6.875%, 3/15/10	200,000	206,500
United Energy Ltd, 6.00%, 11/1/05 (e)	1,000,000	1,086,830
Valassis Communications, Inc., Zero Coupon, 6/6/21	500,000	289,720
William Street Funding Corp., 1.41%, 4/23/06 (e)(r)	4,000,000	4,004,966
Xerox Corp., 5.25%, 12/15/03	500,000	500,000

Total Corporate Bonds (Cost $145,459,864)		139,447,282

U.S. Government Agencies
and Instrumentalities - 1.1%
Fannie Mae, 4.00%, 11/17/06	4,000,000	4,012,760
Kingdom of Jordan, Guaranteed by the United States Agency
of International Development, 8.75%, 9/1/19	1,176,706	1,505,206

Total U.S. Government Agencies
and Instrumentalities (Cost $5,432,374)		5,517,966

Taxable Municipal Obligations - 9.8%
American Public Energy Agency Gas Supply Revenue Bonds,
6.875%, 12/1/04 (e)	5,852,000	6,198,204
Denver Colorado City & County Discount Notes, 12/15/16	2,000,000	967,400
Harrisburg Authority Pennsylvania Daubhin County Facility
Subordinate Revenue and Refunding Bonds, 5.50%, 9/1/25	2,500,000	2,466,525
Hoboken New Jersey Pension Funding Zero Coupon Bonds, 4/1/27	570,000	120,566
Illinois State Pension Authority Bonds, 5.10%, 6/1/33	5,050,000	4,694,632
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)	3,750,000	2,815,200
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 1.15%, 7/1/22	300,000	300,000
New Jersey Economic Development Authority Revenue
Zero Coupon Bonds:
2/15/17	12,250,000	5,865,913
2/15/24	4,000,000	1,171,000
New York City GO VRDN, 1.05%, 11/1/23	4,000,000	4,000,000
Ohio State Development Bonds, 4.79%, 10/1/14	1,100,000	1,095,347
Orange Township New Jersey Water and Sewer
Utility Bonds, 4.55%, 6/1/18	750,000	718,253
Oregon School Boards Association Zero Coupon Bonds, 6/30/16	$3,000,000	$1,506,720
Philadelphia Pennsylvania IDA Revenue Bonds, 6.488%, 6/15/04	5,128,306	5,289,437
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	4,120,000	4,663,922
Port St Lucie Florida Special Assessment Revenue Bonds,
4.55%, 1/1/10	1,385,000	1,433,669
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	3,218,000	3,617,257
Tucson Arizona Airport Authority, Inc. Revenue VRDN,
1.20%, 12/1/18	3,180,000	3,180,000
Virginia State Housing Development Authority Revenue Bonds,
4.85%, 6/1/12	500,000	511,695

Total Taxable Municipal Obligations (Cost $49,780,724)		50,615,740

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes,
1.74%, 7/1/04 (b)(i)	5,016,666	4,895,965

Total High Social Impact Investments (Cost $5,016,666)		4,895,965

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 2.00%, 11/28/03 (b)(k)	50,000	49,887
Blackfeet National Bank, 2.00%, 11/13/03 (b)(k)	92,000	91,690
First American Credit Union, 1.80%, 12/23/03 (b)(k)	92,000	92,000
Mission Area Federal Credit Union, 1.50%, 11/18/03 (b)(k)	50,000	49,897
Northeast Community Federal Credit Union, 1.00%, 11/22/03 (b)(k)	50,000	49,918
ShoreBank & Trust Co., 1.40%, 12/6/03 (b)(k)	100,000	99,820

Total Certificates of Deposit (Cost $434,000)		433,212

TOTAL INVESTMENTS (Cost $508,507,796) 99.6%		514,494,737
Other assets and liabilities, net - 0.4%		1,960,491
Net Assets - 100%		$516,455,228

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	44	12/03	$5,043,500	$23,905
U.S. Treasury Bonds	46	12/03	5,159,188	248,316

Sold:
2 Year U.S. Treasury Notes	165	12/03	35,572,969	(410,255)

See notes to schedules of investments and notes to financial statements.

BOND PORTFOLIO

Schedule Of Investments

September 30, 2003

	Principal
Corporate Bonds - 61.9%	Amount	Value
ACC Escrow Corp., 10.00%, 8/1/11 (e)	$1,000,000	$1,072,500
ACLC Business Loan Receivables Trust, 7.585%, 1/15/21 (e)	1,499,907	1,513,408
American Express Credit Corp., 1.26%, 9/19/06 (r)	5,000,000	5,000,000
ASIF Global Financing:
1.39%, 3/14/06 (e)(r)	5,000,000	5,000,000
1.28%, 5/30/06 (e)(r)	900,000	899,955
Atherton Franchisee Loan Funding, 6.72%, 8/15/10 (e)	2,810,847	2,810,247
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	3,250,000	2,074,150
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	574,640
Bank One Issuance Trust, 1.17%, 10/15/08 (r)	3,000,000	3,001,950
Berkshire Hathaway, Inc., 3.375%, 10/15/08 (e)	2,500,000	2,514,375
Brascan Corp., 7.125%, 12/16/03	3,635,000	3,659,027
Camp Pendleton and Quantico Military Housing,
5.937%, 10/1/43 (e)	2,000,000	2,042,500
Cascade Christian Schools, 7.65%, 12/1/09	852,000	923,355
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.045%, 5/25/33	5,000,000	5,089,250
CNL Funding, 7.721%, 8/25/09 (e)	1,920,915	2,095,314
Continental Airlines, Inc., 2.046%, 12/6/07 (e)(r)	2,000,000	1,999,820
Credit Suisse First Boston (USA), Inc., 1.42%, 6/19/06 (r)	1,500,000	1,499,130
Delta Air Lines, Inc., 1.86%, 1/25/08 (e)(r)	2,924,994	2,941,432
EOP Operating LP:
7.375%, 11/15/03	2,000,000	2,011,760
6.50%, 1/15/04	1,000,000	1,011,740
6.50%, 6/15/04	1,002,717	1,030,683
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	959,777	979,644
Finova Group, Inc., 7.50%, 11/15/09	8,375,000	4,145,625
First Republic Bank, 7.75%, 9/15/12	870,000	919,720
Gap, Inc., 9.90%, 12/15/05	750,000	840,000
Great Lakes Power, 8.30%, 3/1/05	1,425,000	1,519,990
Greater Bay Bancorp., 5.25%, 3/31/08	1,000,000	1,016,950
Highwoods Realty LP, 6.75%, 12/1/03	1,000,000	1,005,420
Impac CMB Trust, 1.58%, 3/25/33 (r)	3,530,575	3,538,131
Interpool Capital Trust, 9.875%, 2/15/27	1,620,000	1,296,000
Interpool, Inc., 7.35%, 8/1/07	2,300,000	2,242,500
LCOR Alexandria LLC, 6.625%, 9/15/19 (e)	5,000,000	5,596,550
LG&E Capital Corp., 6.205%, 5/1/04 (e)	1,500,000	1,532,655
Liberty Mutual Insurance Co., 7.697%, 10/15/97 (r)	4,370,000	3,288,425
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(n)	3,400,000	272,000
8.30%, 12/1/37 (e)(m)	4,000,000	320,000
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,021,630
Montpelier Reinsurance Holdings Ltd, 6.125%, 8/15/13	2,000,000	2,052,100
Nextel Communications, Inc., 7.375%, 8/1/15	2,000,000	2,015,000
Nortel Networks Corp., 4.25%, 9/1/08	1,500,000	1,361,265
Preferred Term Securities Ltd:
1.759%, 4/3/33 (e)(r)	1,000,000	1,011,060
4.08%, 4/3/33 (e)	1,250,000	1,264,862
QBE Insurance Group Ltd, 5.647%, 7/1/23 (e)	$3,000,000	$2,871,237
Residential Asset Mortgage Products, Inc., 5.09%, 2/25/31	1,000,000	1,029,000
SLM Corp., 1.06%, 7/25/35 (e)(r)	5,000,000	4,880,850
Sovereign Bank:
4.375%, 8/1/13	1,750,000	1,790,688
12.18%, 6/30/20 (e)	3,476,011	5,051,999
State Street Capital Trust II, 1.63%, 2/15/08 (r)	1,000,000	1,000,380
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	3,000,000	3,023,970
TIERS Trust, 8.45%, 12/01/17 (p)	439,239	32,943
Toll Road Investment Partnership II, Zero Coupon:
2/15/10 (e)	3,000,000	2,251,401
2/15/13 (e)	1,000,000	624,504
2/15/14 (e)	2,000,000	1,187,780
2/15/25 (e)	14,200,000	3,644,899
2/15/26 (e)	3,000,000	721,002
Unisys Corp., 6.875%, 3/15/10	200,000	206,500
United Energy Ltd, 6.00%, 11/1/05 (e)	1,000,000	1,086,830
Valassis Communications, Inc., Zero Coupon, 6/6/21	500,000	289,720
William Street Funding Corp., 1.41%, 4/23/06 (e)(r)	4,000,000	4,004,966
World Financial Network Credit Card Master Trust,
1.49%, 5/15/12 (r)	1,000,000	999,999
Xerox Corp., 5.25%, 12/15/03	1,000,000	1,000,000

Total Corporate Bonds (Cost $123,118,356)		121,703,431

Taxable Municipal Obligations - 20.2%
Alameda California Corridor Transportation Authority Revenue
Bonds, 6.50%, 10/1/19	1,500,000	1,710,795
Brooklyn Park Minnesota GO Bonds, 4.75%, 2/1/13	710,000	718,776
Coos County Oregon GO Bonds, 4.33%, 6/1/17	1,000,000	953,300
Denver Colorado City & County School District Revenue Bonds,
Zero Coupon, 12/15/16	3,000,000	1,451,100
Greater Valley Medical Building Partnership LP Revenue Bonds,
6.86%, 3/01/21	1,935,000	1,974,532
Harrisburg Pennsylvania Authority Revenue
Bonds, 5.50%, 9/1/25	2,500,000	2,466,525
Hoboken New Jersey GO Bonds, Zero Coupon, 4/1/27	570,000	120,566
Illinois State GO Bonds, 5.10%, 6/1/33	5,000,000	4,648,150
Mangrove Bay Pass Through Trust, 6.102%, 7/15/33 (e)	2,000,000	1,995,000
Marin County California GO Bonds, 4.97%, 8/1/17	1,000,000	1,002,910
New Jersey Economic Development Authority Revenue,
Zero Coupon:
2/15/17	10,250,000	4,908,213
2/15/24	5,000,000	1,463,750
Ohio State Development Bonds, 4.79%, 10/1/14	1,100,000	1,095,347
Orange Township New Jersey GO Bonds, 4.55%, 6/01/18	750,000	718,253
Oregon School Boards Association GO Bonds, Zero Coupon,
6/30/16	2,250,000	1,130,040
Philadelphia Pennsylvania IDA Revenue Bonds, 6.488%, 6/15/04	4,395,691	4,533,803
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/01/25	3,290,000	3,724,346
Port St. Lucie Florida Special Tax Assessment Revenue Bonds,
4.25%, 1/1/09	$1,315,000	$1,356,146
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	2,825,000	3,175,498
Virginia State Housing Development Authority Revenue Bonds,
4.85%, 6/1/12	570,000	583,332

Total Taxable Municipal Obligations (Cost $38,599,857)		39,730,382

Taxable Variable Rate Demand Notes - 10.1%
Alaska Housing Finance Corp. Revenue, 1.07%, 12/1/32	2,860,000	2,860,000
Butler County Alabama Industrial Development Authority
Revenue, 1.15%, 3/1/12	1,365,000	1,365,000
Connecticut HFA Revenue, 1.07%, 11/15/16	280,000	280,000
Hardin County Kentucky Industrial Building Authority Revenue,
1.32%, 3/1/27	300,000	300,000
Los Angeles California Community Redevelopment Agency
Revenue, 1.13%, 12/1/34	2,412,500	2,412,500
Milpitas California MFH Revenue, 1.13%, 8/15/33	200,000	200,000
New York City Housing Development Corp. MFH Revenue:
1.06%, 11/15/28	500,000	500,000
1.06%, 4/15/29	150,000	150,000
1.06%, 11/15/31	1,700,000	1,700,000
1.11%, 6/1/33	2,300,000	2,300,000
New York State HFA Revenue,
1.06%, 11/1/34	3,000,000	3,000,000
Post Apartment Homes LP MFH Revenue, 1.12%, 7/15/29	400,000	400,000
Washington State Housing Finance Commission Revenue,
1.13%, 7/15/34	1,300,000	1,300,000
Wenatchee Valley Clinic, 1.15%, 11/23/24	3,080,000	3,080,000

Total Taxable Variable Rate Demand Notes (Cost $19,847,500)	19,847,500

U.S. Government Agencies
and Instrumentalities - 5.8%
Fannie Mae:
2.375%, 7/21/05	3,000,000	3,009,660
4.00%, 11/17/06	5,000,000	5,015,950
Freddie Mac, 2.16%, 12/30/05	2,500,000	2,514,150
Kingdom of Jordan Guaranteed by the United States Agency
of International Development, 8.75%, 9/1/19	588,353	752,603

Total U.S. Government Agencies
and Instrumentalities (Cost $11,262,725)		11,292,363

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes,
1.74%, 7/1/06 (b)(i)	$1,050,000	$1,024,737

Total High Social Impact Investments (Cost $1,050,000)		1,024,737

Equity Securities - 1.9%	Shares
Allstream, Inc.:
Class A*	734	28,464
Class B*	39,560	1,544,818
Conseco, Inc.*	106,935	1,931,247
Northern Borders Partners, LP	3,500	151,935

Total Equity Securities (Cost $4,343,518)		3,656,464

Total Investments (Cost $198,221,956) - 100.4%		197,254,877
Other assets and liabilities, net - (0.4%)		(756,713)
Net Assets - 100%		$196,498,164

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	36	12/03	$4,126,500	$15,851
U.S. Treasury Bonds	66	12/03	7,402,312	349,311

Sold:
2 Year U.S. Treasury Notes	168	12/03	36,219,750	(418,646)

See notes to schedules of investments and notes to financial statements.

EQUITY PORTFOLIO

Schedule Of Investments

September 30, 2003

Equity Securities - 97.1%	Shares	Value
Banks - Major Regional - 3.0%
BB&T Corp.	194,000	$6,966,540
Synovus Financial Corp.	605,300	15,126,447
		22,092,987

Biotechnology - 2.5%
Amgen, Inc.*	277,600	17,924,632

Chemicals - 2.7%
Air Products & Chemicals, Inc.	300,000	13,530,000
Ecolab, Inc.	241,200	6,090,300
		19,620,300

Computers - Hardware - 5.5%
Dell, Inc.*	565,300	18,875,367
Hewlett-Packard Co.	675,000	13,068,000
Sun Microsystems, Inc.*	2,317,100	7,669,601
		39,612,968

Computers - Networking - 3.4%
Cisco Systems, Inc.*	1,250,000	24,425,000

Computers - Peripherals - 1.6%
EMC Corp.*	900,000	11,367,000

Computers - Software & Services - 3.1%
Microsoft Corp.	803,100	22,318,149

Distributors - Food & Health - 1.7%
Performance Food Group Co.*	301,400	12,269,994

Electrical Equipment - 3.9%
Emerson Electric Co.	325,600	17,142,840
Molex, Inc.	460,000	11,288,400
		28,431,240

Electronics - Semiconductors - 4.0%
Intel Corp.	591,800	16,280,418
Microchip Technology, Inc.	542,300	12,982,662
		29,263,080

Financial - Diversified - 3.7%
American Express Co.	302,000	13,608,120
SEI Investments Co.	402,200	13,071,500
		26,679,620

Healthcare - Diversified - 1.4%
Johnson & Johnson	201,400	$9,973,328

Healthcare - Drug - Major Pharmaceutical - 6.7%
Merck & Co., Inc.	271,600	13,748,392
Pfizer, Inc.	700,000	21,266,000
Schering-Plough Corp.	900,000	13,716,000
		48,730,392

Healthcare - Hospital Management - 2.0%
Health Management Associates, Inc.	681,200	14,856,972

Healthcare - Managed Care - 2.4%
Wellpoint Health Networks, Inc.*	222,000	17,111,760

Healthcare - Medical Products & Supplies - 3.6%
Dentsply International, Inc.	271,800	12,187,512
Medtronic, Inc.	300,000	14,076,000
		26,263,512

Insurance - Life & Health - 2.0%
Aflac, Inc.	450,000	14,535,000

Insurance - Multi-Line - 2.6%
American International Group, Inc.	330,000	19,041,000

Investment Banking / Brokerage - 1.7%
A.G. Edwards, Inc.	330,000	12,675,300

Investment Management - 1.8%
Franklin Resources, Inc.	294,900	13,037,529

Machinery - Diversified - 2.0%
Dover Corp.	411,900	14,568,903

Manufacturing - Diversified - 3.0%
Illinois Tool Works, Inc.	203,000	13,450,780
Pentair, Inc.	201,600	8,037,792
		21,488,572

Manufacturing - Specialized - 1.2%
Aptargroup, Inc.	241,700	8,867,973

Natural Gas - 1.9%
Questar Corp.	456,200	$14,055,522

Oil & Gas - Exploration & Production - 2.1%
EOG Resources, Inc.	363,600	15,176,664

Personal Care - 3.5%
Alberto-Culver Co.	251,500	14,433,585
Estee Lauder Co.'s, Inc.	324,200	11,055,220
		25,488,805

Restaurants - 2.1%
Brinker International, Inc.*	450,000	15,012,000

Retail - Building Supplies - 2.3%
Home Depot, Inc.	520,000	16,562,000

Retail - Computers & Electronics - 1.2%
CDW Corp.	155,000	8,949,700

Retail - Department Stores - 2.0%
Kohls Corp.*	270,000	14,445,000

Retail - Discounters - 1.4%
Family Dollar Stores, Inc.	255,500	10,191,895

Retail - Drug Stores - 2.0%
Walgreen Co.	480,000	14,707,200

Retail - General Merchandise - 1.7%
Costco Wholesale Corp.*	400,000	12,432,000

Retail - Specialty - 2.7%
Bed Bath & Beyond, Inc.*	296,200	11,308,916
Staples, Inc.*	350,000	8,312,500
		19,621,416

Services - Advertising / Marketing - 1.3%
Omnicom Group, Inc.	132,000	9,484,200

Services - Computer Systems - 1.7%
Sungard Data Systems, Inc.*	463,300	12,189,423

Services - Data Processing - 3.7%
Concord EFS, Inc.*	960,000	13,123,200
Fiserv, Inc.*	377,400	13,673,202
		26,796,402
Telephone - 2.0%
Alltel Corp.	308,900	14,314,426

Total Equity Securities (Cost $631,129,046)		704,581,864

Venture Capital - 0.0%	Shares	Value
20/20 Gene Systems, Inc., Warrants, Exp. 8/31/13 (b)(i)*	30,000	$14,700
Cylex, Inc.:
Series A (Preferred) (a)(b)(i)*	1,017,424	151,744
Warrants, Exp. 2/14/13 (b)(i)*	40,470	1,279
Warrants, Exp. 8/15/13 (b)(i)*	18,182	574
Dragonfly Media LLC (b)(i)*	228,571	400,006
H2Gen Innovations, Inc.:
Series A (Preferred) (b)(i)*	251,496	251,496
Warrants, Exp. 1/1/12 (b)(i)*	20,833	--

Total Venture Capital (Cost $1,015,471)		819,799

	Principal
Corporate Bonds - 0.0%	Amount
20/20 Gene Systems, Inc., 8.00%, 2/28/05 (b)(i)	$250,000	236,130
Cylex, Inc.:
8.00%, 12/31/03 (b)(i)	66,775	66,775
Series B, 8.00%, 2/15/04 (b)(i)	30,000	29,566

Total Corporate Bonds (Cost $332,531)		332,471

Taxable Variable Rate Demand Notes - 2.1%
Alaska Housing Finance Corp.:
Series C, 1.07%, 12/1/32	800,000	800,000
Series D, 1.07%, 12/1/32	1,890,000	1,890,000
Chambers County Alabama IDA VRDN, 1.15%, 2/1/28	1,730,000	1,730,000
New York City Housing Development Corp. MFH Revenue,
1.06%, 4/15/29	500,000	500,000
New York State Housing Finance Agency Revenue,
1.11%, 11/1/33	2,000,000	2,000,000
Omaha Nebraska SO Bond, 1.22%, 2/1/26	2,000,000	2,000,000
Post Apartment Homes LP MFH Revenue,
1.12%, 7/15/29	1,200,000	1,200,000
Southern Indiana Investments Company Two LLC,
1.15%, 10/15/26	1,000,000	1,000,000
StorageMax Midtown LLC, 1.15%, 5/20/23	3,215,000	3,215,000
Tyler Enterprises LLC, 1.15%, 10/1/22	390,000	390,000
Washington State MFH Revenue, 1.13%, 2/1/28	545,000	545,000

Total Taxable Variable Rate Demand Notes (Cost $15,270,000)	15,270,000

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes,
1.74%, 7/1/06 (b)(i)	1,800,000	1,756,692

Total High Social Impact Investments (Cost $1,800,000)		1,756,692

TOTAL INVESTMENTS (Cost $649,547,048) - 99.6%		722,760,826
Other assets and liabilities, net - 0.4%		3,232,639
Net Assets - 100%		$725,993,465

See notes to schedules of investments and notes to financial statements.

ENHANCED EQUITY PORTFOLIO

Schedule Of Investments

September 30, 2003

Equity Securities - 99.5%	Shares	Value
Air Freight - 0.5%
FedEx Corp.	1,300	$83,759
United Parcel Service, Inc. (Class B)	2,400	153,120
		236,879

Airlines - 0.0%
Continental Airlines, Inc. (Class B)*	1,500	24,870

Auto Parts & Equipment - 0.9%
Autoliv, Inc.	12,100	365,057
Genuine Parts Co.	1,500	47,970
Modine Manufacturing Co.	1,700	40,460
		453,487

Banks - Major Regional - 4.2%
Amsouth BanCorp.	2,300	48,806
Bank One Corp.	7,700	297,605
FleetBoston Financial Corp.	1,800	54,270
KeyCorp Ltd.	9,000	230,130
National City Corp.	6,600	194,436
US Bancorp	23,400	561,366
Wells Fargo & Co.	14,100	726,150
		2,112,763

Banks - Money Center - 3.6%
Bank of America Corp.	16,047	1,252,308
Wachovia Corp.	14,100	580,779
		1,833,087

Banks - Regional - 0.1%
First Tennessee National Corp.	1,400	59,444

Biotechnology - 1.3%
Amgen, Inc.*	9,000	581,130
Invitrogen Corp.*	1,700	98,583
		679,713

Broadcast - Television, Radio, & Cable - 0.8%
COX Communications, Inc.*	8,500	268,770
InterActiveCorp*	3,800	125,590
		394,360

Building Materials - 0.4%
Masco Corp.	9,200	225,216

Chemicals - 0.9%
Airgas, Inc.	17,300	307,940
Praxair, Inc.	2,500	154,875
		462,815

Chemicals - Specialty - 0.5%
Sigma-Aldrich Corp.	5,000	$259,700

Communications Equipment - 1.0%
Adtran, Inc.	5,700	348,726
Scientific-Atlanta, Inc.	3,700	115,255
Tellabs, Inc.*	5,300	35,987
	499,968

Computers - Hardware - 4.7%
Dell, Inc.*	19,900	664,461
Hewlett-Packard Co.	10,000	193,600
International Business Machines Corp.	16,700	1,475,111
Sun Microsystems, Inc.*	15,800	52,298
		2,385,470

Computers - Networking - 2.4%
Cisco Systems, Inc.*	62,400	1,219,296

Computers - Peripherals - 0.3%
EMC Corp.*	11,600	146,508

Computers - Software & Services - 4.8%
Adobe Systems, Inc.	3,200	125,632
Citrix Systems, Inc.*	2,000	44,160
Compuware Corp.*	14,400	77,184
Electronic Arts, Inc.*	400	36,892
Intuit, Inc.*	600	28,944
Microsoft Corp.	73,400	2,039,786
Veritas Software Corp.*	3,000	94,200
		2,446,798

Consumer Finance - 1.3%
Capital One Financial Corp.	4,700	268,089
MBNA Corp.	11,600	264,480
Providian Financial Corp.*	11,100	130,869
		663,438

Distributors - Food & Health - 1.9%
Cardinal Health, Inc.	7,150	417,489
Supervalu, Inc.	4,700	112,142
Sysco Corp.	13,700	448,127
		977,758

Electric Companies - 0.8%
Cleco Corp.	4,000	65,360
Hawaiian Electric Industries	1,500	65,295
OGE Energy Corp.	11,400	257,526
		388,181

Electrical Equipment - 0.6%
Cooper Industries Ltd	1,100	52,833
Harman International Industries, Inc.	300	29,505
Molex, Inc.	7,400	211,566
		293,904

Electronics - Component Distribution - 0.1%
W.W. Grainger, Inc.	1,300	$61,815

Electronics - Instrument - 0.0%
Agilent Technologies, Inc.*	1,149	25,404

Electronics - Semiconductors - 4.1%
Altera Corp.*	10,900	206,010
Analog Devices, Inc.*	5,700	216,714
Intel Corp.	48,200	1,325,982
LSI Logic Corp.*	300	2,697
Texas Instruments, Inc.	10,300	234,840
Xilinx, Inc.*	2,100	59,871
		2,046,114

Entertainment - 1.1%
Time Warner, Inc.*	36,800	556,048

Equipment - Semiconductors - 0.4%
Applied Materials, Inc.*	11,500	208,610

Financial - Diversified - 7.8%
AMBAC Financial Group, Inc.	1,700	108,800
American Express Co.	22,100	995,826
Equity Office Properties Trust	10,300	283,559
Fannie Mae	15,000	1,053,000
Freddie Mac	1,300	68,055
Goldman Sachs Group, Inc.	800	67,120
J.P. Morgan Chase & Co.	30,900	1,060,797
Principal Financial Group, Inc.	6,700	207,633
Public Storage, Inc.	1,300	50,999
SLM Corp.	1,200	46,752
		3,942,541

Foods - 3.0%
General Mills, Inc.	5,200	244,764
H.J. Heinz Co.	12,200	418,216
Hershey Foods Corp.	4,800	348,864
Kellogg Co.	15,400	513,590
		1,525,434

Footwear - 0.1%
Timberland Co.*	800	34,128

Hardware & Tools - 0.2%
Black & Decker Corp.	2,000	81,100

Healthcare - Diversified - 2.8%
Johnson & Johnson	28,800	1,426,176

Healthcare - Drug - Major Pharmaceutical - 5.6%
Forest Laboratories, Inc.*	2,500	$128,625
Merck & Co., Inc.	21,700	1,098,454
Pfizer, Inc.	48,700	1,479,506
Schering-Plough Corp.	7,900	120,396
		2,826,981

Healthcare - Hospital Management - 0.1%
Health Management Associates, Inc.	1,300	28,353

Healthcare - Managed Care - 1.3%
Anthem, Inc.*	1,800	128,394
Coventry Health Care, Inc.*	700	36,918
Health Net, Inc.*	4,000	126,680
Mid Atlantic Medical Services*	2,000	102,860
Wellpoint Health Networks, Inc.*	3,300	254,364
		649,216

Healthcare - Medical Products & Supplies - 2.1%
Arrow International, Inc.	1,600	36,800
Beckman Coulter, Inc.	1,100	50,094
Becton Dickinson & Co.	5,000	180,600
Medtronic, Inc.	6,800	319,056
St. Jude Medical, Inc.*	600	32,262
Stryker Corp.	2,600	195,806
Zimmer Holdings, Inc.*	4,600	253,460
		1,068,078

Healthcare - Special Services - 0.2%
DaVita, Inc.*	2,600	82,758
Quest Diagnostics, Inc.*	400	24,256
		107,014

Homebuilding - 1.8%
KB Home	2,300	137,218
NVR, Inc.*	1,700	793,050
		930,268

Household Furnishing & Appliances - 0.5%
Whirlpool Corp.	3,500	237,195

Household Products - Non-Durable - 2.4%
Church & Dwight, Inc.	1,600	55,984
Colgate-Palmolive Co.	6,900	385,641
Kimberly-Clark Corp.	15,000	769,800
		1,211,425

Insurance - Life & Health - 2.0%
Aflac, Inc.	6,900	222,870
Jefferson-Pilot Corp.	1,600	71,008
Lincoln National Corp.	3,000	106,140
Nationwide Financial Services	1,900	59,546
Protective Life Corp.	5,200	155,220
Prudential Financial, Inc.	10,100	377,336
		992,120

Insurance - Multi-Line - 2.9%
American International Group, Inc.	24,340	$1,404,418
Hartford Financial Services, Inc.	1,300	68,419
		1,472,837

Insurance - Property & Casualty - 1.6%
Chubb Corp.	6,800	441,184
Commerce Group, Inc.	1,800	68,328
Progressive Corp.	2,400	165,864
Safeco Corp.	3,100	109,306
		784,682

Insurance Brokers - 0.2%
Marsh & McLennan Co.'s	2,200	104,742

Investment Banking / Brokerage - 0.1%
Charles Schwab Corp.	2,700	32,157

Investment Management - 0.2%
Franklin Resources, Inc.	1,600	70,736
The Phoenix Co.'s, Inc.	4,100	47,355
		118,091

Leisure Time - Products - 0.8%
Callaway Golf Co.	5,800	82,766
Handleman Co.	300	5,064
Harley-Davidson, Inc.	6,200	298,840
		386,670

Machinery - Diversified - 1.3%
Actuant Corp.*	2,500	140,375
Deere & Co.	7,700	410,487
Dover Corp.	2,700	95,499
		646,361

Manufacturing - Diversified - 1.5%
Carlisle Co.'s, Inc.	1,800	78,516
Danaher Corp.	2,800	206,808
Illinois Tool Works, Inc.	4,370	289,556
Parker Hannifin Corp.	3,600	160,920
		735,800

Manufacturing - Specialized - 0.8%
Jabil Circuit, Inc.*	9,700	252,685
Nordson Corp.	1,200	31,068
Sealed Air Corp.*	3,000	141,690
		425,443

Natural Gas - 2.5%
AGL Resources, Inc.	6,000	$169,020
Equitable Resources, Inc.	3,400	139,740
Kinder Morgan, Inc.	11,900	642,719
NiSource, Inc.	3,600	71,928
Oneok, Inc.	4,600	92,782
Southwest Gas Corp.	6,400	145,280
		1,261,469

Office Equipment & Supplies - 0.5%
Pitney Bowes, Inc.	1,000	38,320
United Stationers, Inc.*	5,500	207,240
		245,560

Oil & Gas - Drilling & Equipment - 0.9%
Smith International, Inc.*	10,500	377,790
Veritas DGC, Inc.*	10,400	82,992
		460,782

Oil & Gas - Exploration & Production - 2.0%
EOG Resources, Inc.	16,900	705,406
Pioneer Natural Resources Co.*	1,200	30,552
XTO Energy, Inc.	12,166	255,364
		991,322

Paper & Forest Products - 0.6%
Weyerhaeuser Co.	5,100	298,095

Personal Care - 1.2%
Avon Products, Inc.	600	38,736
Gillette Co.	17,900	572,442
		611,178

Photography / Imaging - 0.6%
Eastman Kodak Co.	11,300	236,622
Xerox Corp.*	8,600	88,236
		324,858

Publishing - 0.7%
McGraw-Hill Co.'s, Inc.	6,000	372,780

Publishing - Newspapers - 0.7%
Dow Jones & Co., Inc.	2,700	127,845
Media General, Inc.	1,200	73,320
New York Times Co.	1,700	73,882
Washington Post (Class B)*	100	66,500
		341,547

Retail - Building Supplies - 2.1%
Home Depot, Inc.	19,600	624,260
Lowe's Co.'s, Inc.	8,100	420,390
		1,044,650

Retail - Department Stores - 0.1%
J.C. Penney Co., Inc.	2,800	$59,836

Retail - Discounters - 0.7%
Dollar General Corp.	1,800	36,000
Family Dollar Stores, Inc.	6,500	259,285
ShopKo Stores, Inc.*	3,700	55,500
		350,785

Retail - Drug Stores - 0.7%
Caremark Rx, Inc.*	3,800	85,880
CVS Corp.	900	27,954
Walgreen Co.	7,300	223,672
		337,506

Retail - General Merchandise - 0.3%
Costco Wholesale Corp.*	2,700	83,916
Target Corp.	2,100	79,023
		162,939

Retail - Specialty - 1.1%
Bed Bath & Beyond, Inc.*	5,700	217,626
Staples, Inc.*	14,400	342,000
		559,626

Retail - Specialty Apparel - 0.3%
Gap, Inc.	7,525	128,828

Savings & Loan Companies - 1.1%
Washington Mutual, Inc.	13,700	539,369

Services - Commercial & Consumer - 0.2%
Brink's Co.	4,800	83,328

Services - Computer Systems - 0.7%
Electronic Data Systems Corp.	12,900	260,580
Ingram Micro, Inc.*	5,000	65,250
Sungard Data Systems, Inc.*	1,400	36,834
		362,664

Services - Data Processing - 2.1%
Automatic Data Processing, Inc.	8,800	315,480
DST Systems, Inc.*	1,900	71,440
First Data Corp.	16,300	651,348
Fiserv, Inc.*	1,000	36,230
		1,074,498

Specialty Printing - 0.2%
R.R. Donnelley & Sons Co.	3,900	96,993

Telecommunications - Cell / Wireless - 0.3%
AT&T Wireless Services, Inc.*	9,720	79,510
Nextel Communications, Inc.*	3,400	66,946
		146,456

Telephone - 3.9%
Bellsouth Corp.	36,800	$871,424
Citizens Communications Co.*	8,000	89,680
SBC Communications, Inc.	45,638	1,015,446
		1,976,550

Total Investments (Cost $49,135,023) - 99.5%		50,260,076
Other assets and liabilities, net - 0.5%		254,182
Net Assets - 100%		$50,514,258

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

(a)      Affiliated company.

(b)      This security was valued by the Board of Trustees. See note A.

(c)      Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)       Future Interest payments have been deferred until July 1, 2004.

(h)      Represents rate in effect at September 30, 2003, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September  30, 2003, the prime rate was 4.00%.

(i)       Restricted securities represent 2.5% of the net assets for Balanced Portfolio, 0.5% for Bond Portfolio, and 0.4% for Equity Portfolio.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

(m)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest and the Balanced and Bond portfolios have written off $175,787 and $92,799 in accrued interest, respectively, as of September 30, 2003.

(n)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest and the Balanced and Bond portfolios have written off $46,449 and $73,454 in accrued interest, respectively, as of September 30, 2003.

(o)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest and the Balanced portfolio has written off $69,102 in accrued interest as of September 30, 2003.

(p)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest and the Bond portfolio has written off $7,320 accrued interest and increased the cost basis of the security by interest purchased in the amount of $4,536 as of September 30, 2003.

(r)       Adjustable rate security.

*        Non-income producing security.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
CF: Credit Facility	COPs: Certificates of Participation
C/LOC: Confirming Letter of Credit	FGIC: Financial Guaranty Insurance Company
INSUR: Insurance	FHLB: Federal Home Loan Bank
LOC: Letter of Credit	FNMA: Federal National Mortgage Association
SWAP: Swap Agreement	GO: General Obligation
TOA: Tender Option Agreement	IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
SPI: Securities Purchase, Inc.
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Assets and Liabilities

September 30, 2003

	Money
	Market	Balanced	Bond
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value -
(Cost $180,946,296, $508,507,796
and $198,221,956, respectively)
see accompanying schedules	$180,946,296	$514,494,737	$197,254,877
Cash	528,041	7,448,217	2,919,641
Receivable for securities sold	255,000	11,221,503	13,977,410
Receivable for futures variation margin	--	74,381	103,257
Receivable for shares sold	292,540	396,740	232,181
Interest & dividends receivable	286,749	2,414,164	1,766,334
Collateral at broker for futures (cash)	--	70,500	101,700
Other assets	43,142	14,059	13,193
Total assets	182,351,768	536,134,301	216,368,593

Liabilities
Payable for securities purchased	--	15,856,645	19,340,492
Payable for shares redeemed	300,985	3,066,507	274,078
Payable to Calvert Asset Management Co., Inc.	136,098	312,860	97,069
Payable to Calvert Administrative Services Co.	30,168	118,754	45,020
Payable to Calvert Shareholders Services, Inc.	18,009	18,886	6,215
Payable to Calvert Distributors, Inc.	--	124,202	48,793
Accrued expenses and other liabilities	78,770	181,219	58,762
Total liabilities	564,030	19,679,073	19,870,429
Net Assets	$181,787,738	$516,455,228	$196,498,164

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Money Market Portfolio:
181,891,702 shares outstanding	$181,848,605
Balanced Portfolio:
Class A: 19,717,469 shares outstanding		$533,869,415
Class B: 813,624 shares outstanding		23,986,317
Class C: 692,423 shares outstanding		20,266,595
Class I: 0 shares outstanding		15,099,592
Bond Portfolio:
Class A: 9,136,107 shares outstanding			$146,830,392
Class B: 1,162,430 shares outstanding			18,441,647
Class C: 698,517 shares outstanding			11,085,913
Class I: 1,076,043 shares outstanding			16,755,583
Undistributed net investment income	8,003	390,443	104,942
Accumulated net realized gain (loss) on investments	(68,870)	(83,006,041)	4,300,250
Net unrealized appreciation (depreciation)
on investments	--	5,848,907	(1,020,563)
Net Assets	$181,787,738	$516,455,228	$196,498,164

Net Asset Value Per Share
Money Market Portfolio	$1.00
Balanced Portfolio:
Class A: (based on net assets of $480,200,527)		$24.35
Class B: (based on net assets of $19,669,981)		$24.18
Class C: (based on net assets of $16,584,720)		$23.95
Class I: (based on net assets of $0)		N/A
Bond Portfolio:
Class A: (based on net assets of $148,791,169)			$16.29
Class B: (based on net assets of $18,860,400)			$16.22
Class C: (based on net assets of $11,319,509)			$16.21
Class I: (based on net assets of $17,527,086)			$16.29

See notes to financial statements.

Statements of Assets and Liabilities

September 30, 2003

		Enhanced
	Equity	Equity
Assets	Portfolio	Portfolio
Investments in securities, at value
(Cost $649,547,048, and $49,135,023, respectively)
- see accompanying schedules	$722,760,826	$50,260,076
Cash	4,306,403	994,336
Receivable for securities sold	943,312	1,286,036
Receivable for shares sold	4,068,620	172,715
Interest & dividends receivable	644,850	41,308
Other assets	21,910	6,237
Total assets	732,745,921	52,760,708

Liabilities
Payable for securities purchased	5,131,427	2,144,689
Payable for shares redeemed	615,017	1,354
Payable to Calvert Asset Management, Inc.	448,605	46,112
Payable to Calvert Administrative Services Company	116,431	6,265
Payable to Calvert Shareholders Services, Inc.	29,122	2,024
Payable to Calvert Distributors, Inc.	222,481	17,546
Accrued expenses and other liabilities	189,373	28,460
Total liabilities	6,752,456	2,246,450
Net Assets	$725,993,465	$50,514,258

Net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio
Class A: 18,016,995 shares outstanding	$467,255,905
Class B: 2,549,286 shares outstanding	71,026,424
Class C: 2,388,012 shares outstanding	60,683,956
Class I: 2,102,391 shares outstanding	59,187,930
Enhanced Equity Portfolio
Class A: 2,579,795 shares outstanding		$40,798,231
Class B: 484,864 shares outstanding		7,551,417
Class C: 308,896 shares outstanding		4,956,664
Class I: 0 shares outstanding		--
Accumulated net realized gain (loss) on investments	(5,374,528)	(3,917,107)
Net unrealized appreciation (depreciation) on investments	73,213,778	1,125,053
Net Assets	$725,993,465	$50,514,258

Net asset value per share
Equity Portfolio:
Class A (based on net assets of $530,322,324)	$29.43
Class B (based on net assets of $70,823,519)	$27.78
Class C (based on net assets of $61,896,876)	$25.92
Class I (based on net assets of $62,950,746)	$29.94
Enhanced Equity Portfolio:
Class A (based on net assets of $39,145,405)		$15.17
Class B (based on net assets of $6,935,956)		$14.30
Class C (based on net assets of $4,432,897)		$14.35
Class I (based on net assets of $0)		N/A

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2003

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$2,821,213	$11,186,298	$8,654,460
Dividend income	--	4,064,556	--
Total investment income	2,821,213	15,250,854	8,654,460

Expenses:
Investment advisory fee	562,642	2,221,400	633,028
Transfer agency fees and expenses	474,285	959,545	384,387
Administrative fees	375,095	1,409,639	511,647
Distribution Plan expenses:
Class A	--	1,104,703	275,246
Class B	--	169,397	176,399
Class C	--	141,882	101,279
Trustees' fees and expenses	39,198	107,614	38,295
Custodian fees	29,785	105,574	39,063
Registration fees	23,310	42,415	41,389
Reports to shareholders	88,100	243,252	49,198
Professional fees	29,338	91,429	34,932
Miscellaneous	74,999	158,159	11,011
Total expenses	1,696,752	6,755,009	2,295,874
Reimbursement from Advisor	(50,133)	--	--
Fees paid indirectly	(5,580)	(15,497)	(16,516)
Net expenses	1,641,039	6,739,512	2,279,358

Net Investment Income	1,180,174	8,511,342	6,375,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(6,708)	(24,927,882)	3,903,496
Futures	--	1,449,349	1,947,610
	(6,708)	(23,478,533)	5,851,106

Change in unrealized appreciation or (depreciation):
Securities	--	89,626,967	2,240,100
Futures	--	(215,520)	(319,255)
	--	89,411,447	1,920,845

Net Realized and Unrealized
Gain (Loss) on Investments	(6,708)	65,932,914	7,771,951

Increase (Decrease) in Net Assets
Resulting From Operations	$1,173,466	$74,444,256	$14,147,053

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2003

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$204,534	$219
Dividend income	5,706,451	721,005
Total investment income	5,910,985	721,224

Expenses:
Investment advisory fee	2,868,511	258,493
Transfer agency fees and expenses	1,498,547	141,934
Administrative fees	1,112,359	64,623
Distribution Plan expenses:
Class A	1,078,866	83,404
Class B	573,129	60,562
Class C	497,971	36,643
Trustees' fees and expenses	117,419	8,622
Custodian fees	37,904	42,364
Registration fees	50,624	28,790
Reports to shareholders	168,432	17,017
Professional fees	61,892	16,564
Miscellaneous	38,527	3,756
Total expenses	8,104,181	762,772
Reimbursement from Advisor:
Class A	--	(31,134)
Class B	--	(2,167)
Class C	--	(1,768)
Fees paid indirectly	(20,082)	(5,032)
Net expenses	8,084,099	722,671

Net Investment Income (Loss)	(2,173,114)	(1,447)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(2,859,532)	(1,330,367)
Change in unrealized appreciation or (depreciation)	115,478,059	9,792,252

Net Realized and Unrealized
Gain (Loss) on Investments	112,618,527	8,461,885

Increase (Decrease) in Net Assets
Resulting From Operations	$110,445,413	$8,460,438

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$1,180,174	$2,978,764
Net realized gain (loss)	(6,708)	(4,511)

Increase (Decrease) in Net Assets
Resulting From Operations	1,173,466	2,974,253

Distributions to shareholders from
Net investment income	(1,183,236)	(2,974,404)

Capital share transactions:
Shares sold	136,993,446	167,625,802
Reinvestment of distributions	1,153,796	2,897,278
Shares redeemed	(149,029,866)	(183,903,730)
Total capital share transactions	(10,882,624)	(13,380,650)

Total Increase (Decrease) in Net Assets	(10,892,394)	(13,380,801)

Net Assets
Beginning of year	192,680,132	206,060,933
End of year (including undistributed net investment
income of $8,003 and $11,065, respectively.)	$181,787,738	$192,680,132

Capital Share Activity
Shares sold	136,993,409	167,625,749
Reinvestment of distributions	1,153,796	2,897,278
Shares redeemed	(149,029,866)	(183,903,730)
Total capital share activity	(10,882,661)	(13,380,703)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$8,511,342	$13,124,743
Net realized gain (loss)	(23,478,533)	(52,223,324)
Change in net unrealized appreciation or (depreciation)	89,411,447	(20,791,613)

Increase (Decrease) in Net Assets
Resulting From Operations	74,444,256	(59,890,194)

Distributions to shareholders from
Net investment income:
Class A Shares	(7,022,041)	(12,080,048)
Class B Shares	(86,335)	(198,151)
Class C Shares	(76,361)	(179,091)
Class I Shares	(431,789)	(858,222)
Total distributions	(7,616,526)	(13,315,512)

Capital share transactions:
Shares sold:
Class A Shares	32,009,151	38,537,439
Class B Shares	4,758,501	4,544,630
Class C Shares	4,103,849	4,497,296
Class I Shares	2,623,731	3,316,028
Reinvestment of distributions:
Class A Shares	6,515,212	11,186,195
Class B Shares	75,480	171,464
Class C Shares	64,973	157,780
Class I Shares	431,789	858,222
Shares redeemed:
Class A Shares	(77,038,145)	(57,498,065)
Class B Shares	(2,068,460)	(2,095,512)
Class C Shares	(1,967,269)	(3,036,290)
Class I Shares	(32,870,878)	(3,100,859)
Total capital share transactions	(63,362,066)	(2,461,672)

Total Increase (Decrease) in Net Assets	3,465,664	(75,667,378)

Net Assets
Beginning of year	512,989,564	588,656,942
End of year (including undistributed (distributions in excess of) net
investment income of $390,443 and ($181,671), respectively.)	$516,455,228	$512,989,564

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	1,391,880	1,551,982
Class B Shares	207,524	183,840
Class C Shares	179,578	182,958
Class I Shares	116,021	134,818
Reinvestment of distributions:
Class A Shares	283,374	459,626
Class B Shares	3,330	7,084
Class C Shares	2,898	6,553
Class I Shares	19,180	35,505
Shares redeemed:
Class A Shares	(3,360,775)	(2,342,495)
Class B Shares	(91,961)	(86,555)
Class C Shares	(87,964)	(126,313)
Class I Shares	(1,382,999)	(129,849)
Total capital share activity	(2,719,914)	3,704,586

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$6,375,102	$6,758,841
Net realized gain (loss)	5,851,106	2,580,598
Change in net unrealized appreciation or (depreciation)	1,920,845	(2,064,761)

Increase (Decrease) in Net Assets
Resulting From Operations	14,147,053	7,274,678

Distributions to shareholders from
Net investment income:
Class A Shares	(4,852,201)	(5,778,068)
Class B Shares	(463,148)	(461,968)
Class C Shares	(267,241)	(269,879)
Class I Shares	(626,689)	(423,763)
Net realized gain:
Class A Shares	(1,655,883)	(3,478,070)
Class B Shares	(202,970)	(312,217)
Class C Shares	(112,284)	(147,794)
Class I shares	(172,074)	(50,280)
Total distributions	(8,352,490)	(10,922,039)

Capital share transactions:
Shares sold:
Class A Shares	44,778,012	47,052,951
Class B Shares	7,214,442	8,169,731
Class C Shares	4,862,807	7,016,592
Class I Shares	5,734,178	10,745,126
Reinvestment of distributions:
Class A Shares	5,450,296	7,630,333
Class B Shares	464,031	507,577
Class C Shares	253,355	309,121
Class I Shares	798,763	474,043
Shares redeemed:
Class A Shares	(33,848,656)	(19,952,783)
Class B Shares	(3,719,151)	(2,129,135)
Class C Shares	(3,399,056)	(1,449,514)
Class I Shares	(2,309,181)	(82,174)
Total capital share transactions	26,279,840	58,291,868

Total Increase (Decrease) In Net Assets	32,074,403	54,644,507

Net Assets
Beginning of year	164,423,761	109,779,254
End of year (including undistributed (distributions in excess of)
net investment income of $104,942 and ($151,052), respectively.)	$196,498,164	$164,423,761

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	2,826,588	2,975,652
Class B Shares	459,463	518,552
Class C Shares	308,631	446,106
Class I Shares	363,103	692,561
Reinvestment of distributions:
Class A Shares	346,579	486,639
Class B Shares	29,644	32,498
Class C Shares	16,205	19,824
Class I Shares	50,703	30,257
Shares redeemed:
Class A Shares	(2,140,803)	(1,264,480)
Class B Shares	(235,013)	(135,617)
Class C Shares	(216,161)	(92,241)
Class I Shares	(145,333)	(5,165)
Total capital share activity	1,663,606	3,704,586

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($2,173,114)	($1,309,512)
Net realized gain (loss)	(2,859,532)	(1,251,469)
Change in net unrealized appreciation or (depreciation)	115,478,059	(64,499,425)

Increase (Decrease) in Net Assets
Resulting From Operations	110,445,413	(67,060,406)

Distributions to shareholders from
Net realized gain:
Class A Shares	(343,501)	(8,466,475)
Class B Shares	(48,590)	(1,071,117)
Class C Shares	(45,035)	(1,009,697)
Class I Shares	(23,882)	(239,515)
Total distributions	(461,008)	(10,786,804)

Capital share transactions:
Shares sold:
Class A Shares	188,875,196	171,119,126
Class B Shares	22,444,235	26,387,165
Class C Shares	22,060,035	22,618,536
Class I Shares	55,976,118	7,697,698
Reinvestment of distributions:
Class A Shares	324,506	7,747,018
Class B Shares	40,975	894,503
Class C Shares	35,506	824,198
Class I Shares	23,882	239,514
Shares redeemed:
Class A Shares	(69,783,998)	(45,196,199)
Class B Shares	(5,355,711)	(5,166,689)
Class C Shares	(6,560,269)	(4,949,402)
Class I Shares	(7,227,990)	(250,000)
Total capital share transactions	200,852,485	181,965,468

Total Increase (Decrease) in Net Assets	310,836,890	104,118,258

Net Assets
Beginning of year	415,156,575	311,038,317
End of year	$725,993,465	$415,156,575

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	6,920,646	5,923,878
Class B Shares	862,336	933,259
Class C Shares	908,686	853,934
Class I Shares	2,007,719	277,321
Reinvestment of distributions:
Class A Shares	12,066	246,646
Class B Shares	1,600	29,675
Class C Shares	1,486	29,341
Class I Shares	875	7,565
Shares redeemed:
Class A Shares	(2,594,683)	(1,583,963)
Class B Shares	(212,539)	(190,381)
Class C Shares	(274,896)	(192,612)
Class I Shares	(272,880)	(7,810)
Total capital share activity	7,360,416	6,326,853

See notes to financial statements.

Enhanced Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($1,447)	($78,282)
Net realized gain (loss)	(1,330,367)	(1,250,222)
Change in net unrealized appreciation or (depreciation)	9,792,252	(5,725,927)

Increase (Decrease) in Net Assets
Resulting From Operations	8,460,438	(7,054,431)

Distributions to shareholders from
Net realized gain:
Class A Shares	--	(9,756)
Class B Shares	--	(1,841)
Class C Shares	--	(1,084)
Total distributions	--	(12,681)

Capital share transactions:
Shares sold:
Class A Shares	10,667,090	7,931,297
Class B Shares	1,757,576	1,524,637
Class C Shares	1,401,622	1,070,721
Reinvestment of distributions:
Class A Shares	--	9,462
Class B Shares	--	1,645
Class C Shares	--	894
Shares redeemed:
Class A Shares	(4,998,202)	(6,336,926)
Class B Shares	(941,303)	(941,437)
Class C Shares	(714,873)	(699,788)
Class I Shares	--	(1,075)
Total capital share transactions	7,171,910	2,559,430

Total Increase (Decrease) in Net Assets	15,632,348	(4,507,682)

Net Assets
Beginning of year	34,881,910	39,389,592
End of year	$50,514,258	$34,881,910

See notes to financial statements.

Enhanced Equity Portfolio

Statements of Changes in Net Assets

Enhanced Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	749,975	515,803
Class B Shares	130,219	103,424
Class C Shares	102,217	73,348
Reinvestment of distributions:
Class A Shares	--	567
Class B Shares	--	102
Class C Shares	--	55
Shares redeemed:
Class A Shares	(362,241)	(409,782)
Class B Shares	(71,972)	(65,613)
Class C Shares	(54,615)	(50,427)
Class I Shares	--	(65)
Total capital share activity	493,583	167,412

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with five separate portfolios: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. The last remaining shareholder in Class I redeemed in Enhanced Equity on January 18, 2002 and in Balanced on June 30, 2003. Shares are still available for public sale and will resume upon shareholder investment. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  All securities held by Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were valued by the Board of Trustees as of September 30, 2003:

	Total Investments	% of Net Assets
Balanced	$13,085,760	2.6%
Bond	1,024,737	0.5%
Equity	2,908,962	0.4%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration.  While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity	.50%
Enhanced Equity	.60%

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2004 for Money Market, Bond (Class I), Equity (Class I), and Enhanced Equity (Class B and C). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

The contractual expense caps are as follows: for Money Market, .875%, for Bond, .68% for Class I (effective February 1, 2003), for Equity, .80% for Class I, and for Enhanced Equity 2.50% for Class B and C.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond and Equity does not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2003: $161,922 for Balanced, $105,124 for Bond, $290,526 for Equity and $25,108 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $222,374, $222,081, $71,181, $314,346, and $22,799 for the year ended September 30, 2003 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than  short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$824,273,296	$582,100,125	$350,970,865	$25,117,093
Sales:	821,735,525	503,755,823	159,904,242	17,838,116

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2003, and net realized capital loss carryforwards as of September 30, 2003 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$180,946,296	$516,549,143	$199,395,813
Unrealized appreciation	--	36,783,032	5,265,329
Unrealized (depreciation)	--	(38,837,438)	(7,406,265)
Net appreciation/(depreciation)	--	(2,054,406)	(2,140,936)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$650,331,210	$49,373,084
Unrealized appreciation	97,234,518	4,823,914
Unrealized (depreciation)	(24,804,902)	(3,936,922)
Net appreciation/(depreciation)	72,429,616	886,992

Capital Loss Carryforwards

	Money			Enhanced
Expiration Date	Market	Balanced	Equity	Equity
30-Sep-04	$1,688	--	--	--
30-Sep-08	41,585	--	--	--
30-Sep-10	14,601	$7,136,346	--	$1,258,141
30-Sep-11	6,847	54,896,622	$1,994,892	1,425,140
	$64,721	$62,032,968	$1,994,892	$2,683,281

Capital losses may be utilized to offset current and future capital gains until expiration.

Balanced, Enhanced Equity,  Equity, and Money Market Portfolios intend to elect to defer post-October losses of  $13,089,836, $995,765, $2,595,475, and $4,149, respectively to fiscal year ending September 30, 2004. Such losses if unutilized will expire in 2012.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Money Market
Distributions paid from:	2003	2002
Ordinary income	$1,183,236	$2,974,404
Total	$1,183,236	$2,974,404

Balanced
Distributions paid from:	2003	2002
Ordinary income	$7,616,526	$13,315,512
Total	$7,616,526	$13,315,512

Bond
Distributions paid from:	2003	2002
Ordinary income	$8,224,569	$10,922,039
Long-term capital gain	127,921	--
Total	$8,352,490	$10,922,039

Equity
Distributions paid from:	2003	2002
Long-term capital gain	$461,008	$10,786,804
Total	$461,008	$10,786,804
Total	$461,008	$10,786,804

Enhanced Equity
Distributions paid from:	2003	2002
Long-term capital gain	--	$12,681
Total	--	$12,681

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$8,003	$410,518	$4,793,607
Undistributed long-term capital gain	--	--	731,957
Capital loss carryforward	(64,721)	(62,032,968)	--
Unrealized appreciation (depreciation)	--	(2,054,406)	(2,140,936)
Total	($56,718)	($63,676,856)	$3,384,628

		Enhanced
	Equity	Equity
Capital loss carryforward	($1,994,892)	($2,683,281)
Unrealized appreciation (depreciation)	72,429,616	886,992
Total	$70,434,724	($1,796,289)

Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due the treatment of partnerships and real estate investment trusts, treatment of accrued interest and market discount on defaulted securities, and treatment of tax-exempt securities for federal tax purposes for the Balanced Portfolio, the treatment of partnerships and the treatment of accrued interest and market discount on defaulted securities for federal tax purposes for the Bond Portfolio, and the disallowance of net operating losses and the treatment of real estate investment trusts for federal income tax purposes for Enhanced Equity Portfolio and the disallowance of net operating losses for federal income tax purposes for Equity Portfolio.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales for the Balanced, Bond, Enhanced Equity and Equity Portfolios and post-October losses for Money Market, Balanced, Enhanced Equity and Equity Portfolios.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized losses on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2003, purchases and sales transactions and net realized losses on sales of securities were:

	Money
	Market	Balanced	Bond
Purchases	$142,111,000	$183,356,690	$91,286,950
Sales	124,756,500	171,346,257	65,920,895
Net realized gains	--	2,106,457	560,029

		Enhanced
	Equity	Equity
Purchases	$32,136,636	--
Sales	11,210,000	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$23,114	1.80%	$871,848	December 2002
Bond	195,189	1.68%	7,755,126	July 2003
Equity	47,681	1.85%	4,148,013	February 2003

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$185,931
GEEMF Partners LP	185,003	94,986
Liberty Environmental Partners LP	350,000	--
Milepost Ventures LP	500,000	1
TOTALS	$1,235,003	$280,918

Affiliated company of the Equity Portfolio is as follows:

Affiliate	Cost	Value
Cylex, Inc.	$335,750	$151,744

Tax Information (Unaudited)

Bond Portfolio and Equity Portfolio designate $127,921 and $461,008, respectively as 20%-rate capital gain dividends paid during fiscal year ended September 30, 2003.

For corporate shareholders of CSIF Balanced Portfolio, a total of 51.41% of the ordinary distributions paid during fiscal year ended September 30, 2003 qualify for the corporate dividends received deduction. Additional information will be provided to shareholders in January 2004 for use in preparing 2003 income tax returns.

Money Market Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.006	.015
Distributions from
Net investment income	(.006)	(.015)

Net asset value, ending	$1.00	$1.00

Total return*	.63%	1.49%
Ratios to average net assets:
Net investment income	.63%	1.48%
Total expenses	.90%	.89%
Expenses before offsets	.88%	.88%
Net expenses	.87%	.87%
Net assets, ending (in thousands)	$181,788	$192,680

		Years Ended
	September 30,	September 30,	September 30,
	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.054	.045
Distributions from
Net investment income	(.045)	(.054)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.63%	5.53%	4.54%
Ratios to average net assets:
Net investment income	4.52%	5.39%	4.43%
Total expenses	.84%	.84%	.90%
Expenses before offsets	.84%	.84%	.89%
Net expenses	.83%	.82%	.87%
Net assets, ending (in thousands)	$206,061	$206,753	$193,941

See notes to financial highlights.

Balanced Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$21.44	$24.48
Income from investment operations
Net investment income	.38	.56
Net realized and unrealized gain (loss)	2.87	(3.04)
Total from investment operations	3.25	(2.48)
Distributions from
Net investment income	(.34)	(.56)
Total distributions	(.34)	(.56)
Total increase (decrease) in net asset value	2.91	(3.04)
Net asset value, ending	$24.35	$21.44

Total return*	15.28%	(10.38%)
Ratios to average net assets:
Net investment income	1.67%	2.23%
Total expenses	1.25%	1.25%
Expenses before offsets	1.25%	1.25%
Net expenses	1.24%	1.25%
Portfolio turnover	175%	192%
Net assets, ending (in thousands)	$480,201	$458,947

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$33.23	$32.14	$32.45
Income from investment operations
Net investment income	.84	.86	.68
Net realized and unrealized gain	(6.37)	3.08	3.03
Total from investment operations	(5.53)	3.94	3.71
Distributions from
Net investment income	(.82)	(.80)	(.66)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(3.22)	(2.85)	(4.02)
Total increase (decrease) in net asset value	(8.75)	1.09	(.31)
Net asset value, ending	$24.48	$33.23	$32.14

Total return*	(17.74%)	12.75%	11.52%
Ratios to average net assets:
Net investment income	2.98%	2.58%	2.05%
Total expenses	1.20%	1.19%	1.17%
Expenses before offsets	1.20%	1.19%	1.17%
Net expenses	1.19%	1.17%	1.15%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$532,008	$705,355	$708,655

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$21.31	$24.33
Income from investment operations
Net investment income	.13	.29
Net realized and unrealized gain (loss)	2.86	(3.01)
Total from investment operations	2.99	(2.72)
Distributions from
Net investment income	(.12)	(.30)
Total distributions	(.12)	(.30)
Total increase (decrease) in net asset value	2.87	(3.02)
Net asset value, ending	$24.18	$21.31

Total return*	14.06%	(11.31%)
Ratios to average net assets:
Net investment income	.55%	1.17%
Total expenses	2.34%	2.31%
Expenses before offsets	2.34%	2.31%
Net expenses	2.34%	2.31%
Portfolio turnover	175%	192%
Net assets, ending (in thousands)	$19,670	$14,805

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$33.02	$31.97	$32.38
Income from investment operations
Net investment income	.56	.53	.35
Net realized and unrealized gain (loss)	(6.32)	3.06	2.94
Total from investment operations	(5.76)	3.59	3.29
Distributions from
Net investment income	(.53)	(.49)	(.34)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(2.93)	(2.54)	(3.70)
Total increase (decrease) in net asset value	(8.69)	1.05	(.41)
Net asset value, ending	$24.33	$33.02	$31.97

Total return*	(18.54%)	11.63%	10.15%
Ratios to average net assets:
Net investment income	1.95%	1.60%	.85%
Total expenses	2.22%	2.20%	2.40%
Expenses before offsets	2.22%	2.20%	2.40%
Net expenses	2.20%	2.18%	2.38%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$14,361	$13,580	$9,910

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$21.12	$24.10
Income from investment operations
Net investment income	.13	.29
Net realized and unrealized gain (loss)	2.82	(2.96)
Total from investment operations	2.95	(2.67)
Distributions from
Net investment income	(.12)	(.31)
Total distributions	(.12)	(.31)
Total increase (decrease) in net asset value	2.83	(2.98)
Net asset value, ending	$23.95	$21.12

Total return*	14.02%	(11.25%)
Ratios to average net assets:
Net investment income	.59%	1.20%
Total expenses	2.31%	2.29%
Expenses before offsets	2.31%	2.29%
Net expenses	2.30%	2.28%
Portfolio turnover	175%	192%
Net assets, ending (in thousands)	$16,585	$12,626

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$32.74	$31.70	$32.05
Income from investment operations
Net investment income	.56	.51	.36
Net realized and unrealized gain	(6.29)	3.05	2.98
Total from investment operations	(5.73)	3.56	3.34
Distributions from
Net investment income	(.51)	(.47)	(.33)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(2.91)	(2.52)	(3.69)
Total increase (decrease) in net asset value	(8.64)	1.04	(.35)
Net asset value, ending	$24.10	$32.74	$31.70

Total return*	(18.60%)	11.64%	10.43%
Ratios to average net assets:
Net investment income	1.98%	1.58%	1.04%
Total expenses	2.19%	2.19%	2.19%
Expenses before offsets	2.19%	2.19%	2.19%
Net expenses	2.18%	2.17%	2.17%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$12,889	$15,263	$13,646

		Periods Ended
	June 30,	September 30,	September 30
Class I Shares	2003 (y)	2002	2001
Net asset value, beginning	$21.33	$24.35	$33.10
Income from investment operations
Net investment income	.38	.68	.94
Net realized and unrealized gain (loss)	2.49	(3.01)	(6.31)
Total from investment operations	2.87	(2.33)	(5.37)
Distributions from
Net investment income	(.33)	(.69)	(.98)
Net realized gains	--	--	(2.40)
Total distributions	(.33)	(.69)	(3.38)
Total increase (decrease) in net asset value	2.54	(3.02)	(8.75)
Net asset value, ending	$23.87	$21.33	$24.35

Total return*	13.63%	(9.87%)	(17.33%)
Ratios to average net assets:
Net investment income	2.25%	2.77%	3.55%
Total expenses	.72%	.72%	.67%
Expenses before offsets	.72%	.72%	.67%
Net expenses	.72%	.71%	.66%
Portfolio turnover	140%	192%	214%
Net assets, ending (in thousands)	$0	$26,612	$29,399

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999##
Net asset value, beginning	$32.13	$32.52
Income from investment operations
Net investment income	.88	.52
Net realized and unrealized gain (loss)	3.12	(.35)
Total from investment operations	4.00	.17
Distributions from
Net investment income	(.99)	(.56)
Net realized gains	(2.04)	--
Total distributions	(3.03)	(.56)
Total increase (decrease) in net asset value	.97	(.39)
Net asset value, ending	$33.10	$32.13

Total return*	12.97%	.52%
Ratios to average net assets:
Net investment income	2.97%	2.54% (a)
Total expenses	.71%	.74% (a)
Expenses before offsets	.71%	.74% (a)
Net expenses	.69%	.73% (a)
Portfolio turnover	184%	175%
Net assets, ending (in thousands)	$49,530	$13,458

See notes to financial highlights.

Bond Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$15.80	$16.38
Income from investment operations
Net investment income	.58	.80
Net realized and unrealized gain (loss)	.67	(.01)
Total from investment operations	1.25	.79
Distributions from
Net investment income	(.56)	(.82)
Net realized gains	(.20)	(.55)
Total distributions	(.76)	(1.37)
Total increase (decrease) in net asset value	.49	(.58)
Net asset value, ending	$16.29	$15.80

Total return*	8.20%	5.18%
Ratios to average net assets:
Net investment income	3.62%	5.07%
Total expenses	1.18%	1.19%
Expenses before offsets	1.18%	1.19%
Net expenses	1.17%	1.18%
Portfolio turnover	395%	607%
Net assets, ending (in thousands)	$148,791	$128,077

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$15.38	$15.59	$16.88
Income from investment operations
Net investment income	1.01	1.06	.93
Net realized and unrealized gain (loss)	.99	(.20)	(.74)
Total from investment operations	2.00	.86	.19
Distributions from
Net investment income	(1.00)	(1.06)	(.93)
Net realized gains	--	(.01)	(.55)
Total distributions	(1.00)	(1.07)	(1.48)
Total increase (decrease) in net asset value	1.00	(.21)	(1.29)
Net asset value, ending	$16.38	$15.38	$15.59

Total return*	13.46%	5.76%	1.18%
Ratios to average net assets:
Net investment income	6.32%	6.90%	5.79%
Total expenses	1.19%	1.20%	1.13%
Expenses before offsets	1.19%	1.20%	1.13%
Net expenses	1.17%	1.16%	1.09%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$96,736	$71,525	$66,944

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$15.75	$16.32
Income from investment operations
Net investment income	.43	.65
Net realized and unrealized gain (loss)	.66	--
Total from investment operations	1.09	.65
Distributions from
Net investment income	(.42)	(.67)
Net realized gains	(.20)	(.55)
Total distributions	(.62)	(1.22)
Total increase (decrease) in net asset value	.47	(.57)
Net asset value, ending	$16.22	$15.75

Total return*	7.13%	4.26%
Ratios to average net assets:
Net investment income	2.70% (a)	4.10%
Total expenses	2.08% (a)	2.13%
Expenses before offsets	2.08% (a)	2.13%
Net expenses	2.07% (a)	2.12%
Portfolio turnover	395%	607%
Net assets, ending (in thousands)	$18,860	$14,305

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$15.33	$15.53	$16.84
Income from investment operations
Net investment income	.85	.90	.74
Net realized and unrealized gain (loss)	.98	(.20)	(.79)
Total from investment operations	1.83	.70	(.05)
Distributions from
Net investment income	(0.84)	(.89)	(.71)
Net realized gains	--	(.01)	(.55)
Total distributions	(0.84)	(.90)	(1.26)
Total increase (decrease) in net asset value	0.99	(.20)	(1.31)
Net asset value, ending	$16.32	$15.33	$15.53

Total return*	12.31%	4.61%	(.29%)
Ratios to average net assets:
Net investment income	5.21%	5.89%	4.43%
Total expenses	2.19%	2.26%	2.72%
Expenses before offsets	2.19%	2.26%	2.56
Net expenses	2.17%	2.20%	2.50%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$8,046	$3,220	$2,773

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$15.73	$16.30
Income from investment operations
Net investment income	.43	.63
Net realized and unrealized gain (loss)	.67	.01
Total from investment operations	1.10	.64
Distributions from
Net investment income	(.42)	(.66)
Net realized gains	(.20)	(.55)
Total distributions	(.62)	(1.21)
Total increase (decrease) in net asset value	.48	(.57)
Net asset value, ending	$16.21	$15.73

Total return*	7.21%	4.24%
Ratios to average net assets:
Net investment income	2.71%	4.07%
Total expenses	2.07%	2.13%
Expenses before offsets	2.07%	2.13%
Net expenses	2.06%	2.12%
Portfolio turnover	395%	607%
Net assets, ending (in thousands)	$11,320	$9,278

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$15.31	$15.51	$16.84
Income from investment operations
Net investment income	.84	.86	.74
Net realized and unrealized gain (loss)	.96	(.18)	(.80)
Total from investment operations	1.80	.68	(.06)
Distributions from
Net investment income	(.81)	(.87)	(.72)
Net realized gains	--	(.01)	(.55)
Total distributions	(.81)	(.88)	(1.27)
Total increase (decrease) in net asset value	.99	(.20)	(1.33)
Net asset value, ending	$16.30	$15.31	$15.51

Total return*	12.06%	4.48%	(.40%)
Ratios to average net assets:
Net investment income	5.10%	5.64%	4.41%
Total expenses	2.38%	2.45%	2.85%
Expenses before offsets	2.38%	2.45%	2.55%
Net expenses	2.36%	2.40%	2.50%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$3,524	$1,810	$1,779

	Years Ended
	September 30,	September 30,
Class I Shares	2003	2002
Net asset value, beginning	$15.81	$16.39
Income from investment operations
Net investment income	.67	.87
Net realized and unrealized gain (loss)	.66	.02
Total from investment operations	1.33	.89
Distributions from
Net investment income	(.65)	(.91)
Net realized gains	(.20)	(.56)
Total distributions	(.85)	(1.47)
Total increase (decrease) in net asset value	.48	(.58)
Net asset value, ending	$16.29	$15.81

Total return*	8.74%	5.83%
Ratios to average net assets:
Net investment income	4.14%	5.44%
Total expenses	.61%	.69%
Expenses before offsets	.61%	.61%
Net expenses	.60%	.60%
Portfolio turnover	395%	607%
Net assets, ending (in thousands)	$17,527	$12,764

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000####
Net asset value, beginning	$15.39	$15.56
Income from investment operations
Net investment income	1.11	.60
Net realized and unrealized gain (loss)	.99	(.18)
Total from investment operations	2.10	.42
Distributions from
Net investment income	(1.10)	(.59)
Total increase (decrease) in net asset value	1.00	(.17)
Net asset value, ending	$16.39	$15.39

Total return*	14.12%	2.83%
Ratios to average net assets:
Net investment income	6.82%	7.85% (a)
Total expenses	1.28%	1.19% (a)
Expenses before offsets	.62%	.65% (a)
Net expenses	.60%	.60% (a)
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$1,473	$1,028

See notes to financial highlights.

Equity Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$23.84	$27.72
Income from investment operations
Net investment income (loss)	(.06)	(.04)
Net realized and unrealized gain (loss)	5.67	(2.96)
Total from investment operations	5.61	(3.00)
Distributions from
Net realized gains	(.02)	(.88)
Total increase (decrease) in net asset value	5.59	(3.88)
Net asset value, ending	$29.43	$23.84

Total return*	23.56%	(11.58%)
Ratios to average net assets:
Net investment income (loss)	(.26%)	(.12%)
Total expenses	1.29%	1.29%
Expenses before offsets	1.29%	1.29%
Net expenses	1.29%	1.29%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$530,322	$326,112

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$33.05	$27.06	$20.36
Income from investment operations
Net investment income (loss)	(.02)	(.06)	(.07)
Net realized and unrealized gain (loss)	(3.68)	7.88	6.78
Total from investment operations	(3.70)	7.82	6.71
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.33)	5.99	6.70
Net asset value, ending	$27.72	$33.05	$27.06

Total return*	(11.82%)	29.91%	32.98%
Ratios to average net assets:
Net investment income (loss)	(.07%)	(.20%)	(.28%)
Total expenses	1.26%	1.26%	1.22%
Expenses before offsets	1.26%	1.26%	1.22%
Net expenses	1.24%	1.13%	1.10%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$252,068	$240,844	$166,716

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$22.70	$26.67
Income from investment operations
Net investment income (loss)	(.25)	(.24)
Net realized and unrealized gain (loss)	5.35	(2.85)
Total from investment operations	5.10	(3.09)
Distributions from
Net realized gains	(.02)	(.88)
Total increase (decrease) in net asset value	5.08	(3.97)
Net asset value, ending	$27.78	$22.70

Total return*	22.50%	(12.39%)
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.02%)
Total expenses	2.15%	2.19%
Expenses before offsets	2.15%	2.19%
Net expenses	2.15%	2.19%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$70,824	$43,091

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$32.17	$26.60	$20.26
Income from investment operations
Net investment income (loss)	(.24)	(.23)	(.15)
Net realized and unrealized gain (loss)	(3.63)	7.63	6.50
Total from investment operations	(3.87)	7.40	6.35
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.50)	5.57	6.34
Net asset value, ending	$26.67	$32.17	$26.60

Total return*	(12.71%)	28.78%	31.37%
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.04%)	(1.41%)
Total expenses	2.20%	2.20%	2.43%
Expenses before offsets	2.20%	2.20%	2.43%
Net expenses	2.17%	1.97%	2.21%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$30,015	$21,416	$8,038

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$21.17	$24.91
Income from investment operations.
Net investment income (loss)	(.22)	(.21)
Net realized and unrealized gain (loss)	4.99	(2.65)
Total from investment operations	4.77	(2.86)
Distributions from
Net realized gains	(.02)	(.88)
Total increase (decrease) in net asset value	4.75	(3.74)
Net asset value, ending	$25.92	$21.17

Total return*	22.56%	(12.34%)
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(.96%)
Total expenses	2.10%	2.14%
Expenses before offsets	2.10%	2.14%
Net expenses	2.09%	2.13%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$61,897	$37,109

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$30.13	$25.00	$19.00
Income from investment operations.
Net investment income (loss)	(.22)	(.24)	(.11)
Net realized and unrealized gain (loss)	(3.37)	7.20	6.12
Total from investment operations	(3.59)	6.96	6.01
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.22)	5.13	6.00
Net asset value, ending	$24.91	$30.13	$25.00

Total return*	(12.63%)	28.87%	31.66%
Ratios to average net assets:
Net investment income (loss)	(.94%)	(1.01%)	(1.21%)
Total expenses	2.14%	2.15%	2.22%
Expenses before offsets	2.14%	2.15%	2.22%
Net expenses	2.11%	1.94%	2.01%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$26,455	$20,086	$10,413

	Years Ended
	September 30,	September 30,
Class I Shares	2003	2002
Net asset value, beginning	$24.12	$27.91
Income from investment operations
Net investment income	.05	.08
Net realized and unrealized gain (loss)	5.79	(2.99)
Total from investment operations	5.84	(2.91)
Distributions from
Net realized gains	(.02)	(.88)
Total increase (decrease) in net asset value	5.82	(3.79)
Net asset value, ending	$29.94	$24.12

Total return*	24.24%	(11.17%)
Ratios to average net assets:
Net investment income	.32%	.36%
Total expenses	.70%	.81%
Expenses before offsets	.70%	.80%
Net expenses	.70%	.80%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$62,951	$8,844

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 #####
Net asset value, beginning	$33.15	$28.64
Income from investment operations
Net investment income	.11	.05
Net realized and unrealized gain (loss)	(3.72)	6.29
Total from investment operations	(3.61)	6.34
Distributions from
Net realized gains	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.24)	4.51
Net asset value, ending	$27.91	$33.15

Total return*	(11.49%)	23.10%
Ratios to average net assets:
Net investment income	.36%	.16% (a)
Total expenses	1.07%	1.18% (a)
Expenses before offsets	.82%	.86% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$2,501	$2,826

See notes to financial highlights.

Enhanced Equity Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$12.24	$14.64
Income from investment operations
Net investment income (loss)	.03	.01
Net realized and unrealized gain (loss)	2.90	(2.41)
Total from investment operations	2.93	(2.40)
Total increase (decrease) in net asset value	2.93	(2.40)
Net asset value, ending	$15.17	$12.24

Total return*	23.94%	(16.37%)
Ratios to average net assets:
Net investment income (loss)	.24%	.09%
Total expenses	1.54%	1.46%
Expenses before offsets	1.45%	1.27%
Net expenses	1.44%	1.25%
Portfolio turnover	42%	36%
Net assets, ending (in thousands)	$39,145	$26,842

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$19.91	$16.83	$13.54
Income from investment operations
Net investment income (loss)	(.01)	(.02)	.03
Net realized and unrealized gain (loss)	(5.12)	3.11	3.31
Total from investment operations	(5.13)	3.09	3.34
Distributions from
Net investment income	--	(.01)	(.05)
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.27)	3.08	3.29
Net asset value, ending	$14.64	$19.91	$16.83

Total return*	(25.93%)	18.39%	24.68%
Ratios to average net assets:
Net investment income (loss)	(.06%)	(.14%)	.14%
Total expenses	1.43%	1.52%	1.59%
Expenses before offsets	1.32%	1.33%	1.31%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$30,525	$21,239	$12,257

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$11.67	$14.12
Income from investment operations
Net investment income (loss)	(.10)	(.16)
Net realized and unrealized gain (loss)	2.73	(2.29)
Total from investment operations	2.63	(2.45)
Total increase (decrease) in net asset value	2.63	(2.45)
Net asset value, ending	$14.30	$11.67

Total return*	22.54%	(17.33%)
Ratios to average net assets:
Net investment income (loss)	(82%)	(1.11%)
Total expenses	2.55%	2.47%
Expenses before offsets	2.51%	2.47%
Net expenses	2.50%	2.45%
Portfolio turnover	42%	36%
Net assets, ending (in thousands)	$6,936	$4,980

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$19.41	$16.58	$13.48
Income from investment operations
Net investment income (loss)	(.20)	(.16)	(.11)
Net realized and unrealized gain (loss)	(4.95)	2.99	3.21
Total from investment operations	(5.15)	2.83	3.10
Distributions from
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.29)	2.83	3.10
Net asset value, ending	$14.12	$19.41	$16.58

Total return*	(26.70%)	17.07%	23.00%
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.21%)	(1.11%)
Total expenses	2.42%	2.41%	2.67%
Expenses before offsets	2.42%	2.41%	2.56%
Net expenses	2.36%	2.32%	2.50%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$5,488	$6,531	$4,078

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$11.71	$14.16
Income from investment operations
Net investment income (loss)	(.10)	(.16)
Net realized and unrealized gain (loss)	2.74	(2.29)
Total from investment operations	2.64	(2.45)
Total increase (decrease) in net asset value	2.64	(2.45)
Net asset value, ending	$14.35	$11.71

Total return*	22.54%	(17.28%)
Ratios to average net assets:
Net investment income (loss)	(.83%)	(1.10%)
Total expenses	2.56%	2.47%
Expenses before offsets	2.51%	2.47%
Net expenses	2.50%	2.45%
Portfolio turnover	42%	36%
Net assets, ending (in thousands)	$4,433	$3,060

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$19.48	$16.62	$13.52
Income from investment operations
Net investment income (loss)	(.19)	(.14)	(.09)
Net realized and unrealized gain (loss)	(4.99)	3.00	3.19
Total from investment operations	(5.18)	2.86	3.10
Distributions from
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.32)	2.86	3.10
Net asset value, ending	$14.16	$19.48	$16.62

Total return*	(26.76%)	17.21%	22.93%
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.15%)	(1.12%)
Total expenses	2.38%	2.35%	2.68%
Expenses before offsets	2.38%	2.35%	2.56%
Net expenses	2.32%	2.27%	2.50%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$3,376	$4,674	$2,454

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(z)	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

	Periods Ended
	September 30,	September 30,
Class I Shares	1999	1998 +
Net asset value, beginning	$13.54	$15.00
Income from investment operations
Net investment income	.11	.04
Net realized and unrealized gain (loss)	3.29	(1.50)
Total from investment operations	3.40	(1.46)
Distributions from
Net investment income	(.05)	----
Total increase (decrease) in net asset value	3.35	(1.46)
Net asset value, ending	$16.89	$13.54

Total return*	25.09%	(9.73%)
Ratios to average net assets:
Net investment income	.65%	.54% (a)
Total expenses	.91%	1.03% (a)
Expenses before offsets	.81%	.81% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$18,652	$14,897

See notes to financial highlights.

Notes to Financial highlights

(a)	Annualized

*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#	From April 1, 1998 inception.
##	From March 1, 1999 inception.
###	From June 1, 1998 inception.
####	From March 31, 2000 inception.
#####	From November 1, 1999 inception.
+	From April 15, 1998 inception.
++	From October 31, 2000 inception.

(y)	The last remaining shareholder in Class I redeemed on June 30, 2003.

(z)	The last remaining shareholder in Class I redeemed on January 18, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

REBECCA ADAMSON

DOB: 09/10/49	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	7	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FREDERICK A. DAVIE, JR. DOB: 04/15/56	Trustee	2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	6	Auburn Seminary
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
Joy V. JOnes

DOB: 07/02/50

	Trustee	1990	Attorney and entertainment manager in New York City.	7
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS DOB: 09/07/49	Trustee	1982	She currently serves as Parish Minister to the Northwoods Unitarian Universalist Fellowship in Woodruff, WI, and the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She also has a private practice as a mediator. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	6
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & Senior Vice President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation
CHARLES T. NASON DOB: 04/22/46 (interested Trustee)	Trustee	1990	Vice Chairman of Ameritas Acacia Mutual Holding Company, and Chairman of Acacia Life Insurance Company.	6	Washington Real Estate Investment Trust Chairman, Acacia Federal Savings Bank
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee & President	1982	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
CATHERINE S. BARDSLEY, Esq. DOB: 10/04/49	Officer	1982	Partner, Kirkpatrick & Lockhart LLP, the Fund’s legal counsel.
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Nason is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert Social Investment Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


Item 2.  Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b)      No information need be disclosed under this paragraph.

(c)      The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)      The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)      Not applicable.

(f)      The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees has determined that John G. Guffey, Jr., an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Applicable only for annual reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)       The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)   Code of Ethics.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVert social investment fund

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            Senior Vice President -- Principal Executive Officer

Date: November 25, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            Senior Vice President -- Principal Executive Officer

Date: November 25, 2003

/s/  D. Wayne Silby

            D. Wayne Silby

            President -- Principal Executive Officer

Date: November 26, 2003

            /s/  Ronald
Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: November 30, 2003